UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

IBIO, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Notice of Annual Meeting of Stockholders

11750 Sorrento Valley Road, Suite 200

San Diego, California 92121

October 10, 2024

NOTICE OF

Annual Meeting of Stockholders

To the Stockholders of iBio, Inc.:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of iBio, Inc., a Delaware corporation (the “Company”). The meeting will be held on November 21, 2024 at 1:00 p.m. Pacific Time at 11750 Sorrento Valley Road, Suite 200, San Diego, California 92121. The purpose of the 2024 Annual Meeting and the matters to be acted on are stated below in this Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2024 Annual Meeting.

At the 2024 Annual Meeting, stockholders will vote on the following matters:

Proposals		Board Vote Recommendation	For Further Details
(1)

to elect the three (3) nominees for Class I director named in the accompanying proxy statement to our Board of Directors, each to serve a three-year term expiring at the 2027 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified;

		“FOR” each director nominee	Page 3
(2)	to ratify the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for our fiscal year ending on June 30, 2025; and	“FOR”	Page 21
(3)	to approve, on an advisory, non-binding basis, the compensation of our named executive officers (Say-on-Pay).	“FOR”	Page 24

The matters listed in this notice of meeting are described in detail in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on October 9, 2024 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the 2024 Annual Meeting or any adjournment or postponement of the 2024 Annual Meeting. The list of the stockholders of record as of the Record Date will be made available for inspection at the 2024 Annual Meeting for the ten days preceding the meeting at the Company’s offices located at 11750 Sorrento Valley Road, Suite 200, San Diego, California 92121 during ordinary business hours for any purpose germane to the 2024 Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 21, 2024.

The proxy materials together with our Annual Report on Form 10-K for the fiscal year ended June 30, 2024 (the “2024 Annual Report”), which is not a part of our proxy solicitation materials, are first being mailed to the stockholders of record on or about October 10, 2024. This Notice of Annual Meeting of Stockholders, the proxy statement and our 2024 Annual Report are available at https://ir.ibioinc.com.

Notice of Annual Meeting of Stockholders

Your Vote Is Important.

WHETHER OR NOT YOU PLAN TO ATTEND THE 2024 ANNUAL MEETING, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE.  RECORD HOLDERS CAN SUBMIT A PROXY VIA THE INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INCLUDING THE PROXY) AND SUCH MATERIALS WILL BE SENT TO YOU BY CONTACTING THE CORPORATE SECRETARY, IBIO, INC., 11750 SORRENTO VALLEY ROAD, SUITE 200, SAN DIEGO, CALIFORNIA 92121, OR BY PHONE AT (979) 446-0027.

INTERNET	TELEPHONE	MAIL

To have your shares voted through the internet follow the instructions on the enclosed proxy card to complete an electronic proxy card. You will be asked to provide the Company number and control number from the enclosed proxy card. Your internet vote must be received by 11:59 p.m. Eastern Time on November 20, 2024 to be counted.

To have your shares voted through the telephone dial the toll-free number on the enclosed proxy card using a touch-tone phone and follow the recorded instructions. You will be asked to provide the Company number and control number from the enclosed proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on November 20, 2024 to be counted.

To have your shares voted using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.

Beneficial owners whose shares are held at a brokerage firm, or by a bank or other nominee, should follow the voting instructions that they received from the nominee. Please see “Additional Information About These Proxy Materials and Voting – How may I Vote?” in this proxy statement for more information on how to vote.

On behalf of the Board of Directors and the employees of iBio, Inc. we thank you for your continued support and look forward to speaking with you at the 2024 Annual Meeting.

/s/ William D. Clark

William D. Clark
Chairman of the Board

Proxy Statement for the 2024 Annual Meeting of Stockholders to be held on November 21, 2024

11750 Sorrento Valley Road, Suite 200

San Diego, California 92121

PROXY STATEMENT

For the 2024 Annual Meeting of Stockholders to be held on November 21, 2024

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.001 par value per share (the “Common Stock”), of iBio, Inc., a Delaware corporation (referred to herein as “iBio,” the “Company,” “we,” or “us”), in connection with the solicitation by the Board of Directors of iBio (the “Board of Directors” or the “Board”) of proxies to be voted at our 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) to be held on November 21, 2024, beginning at 1:00 p.m., Pacific Time, at 11750 Sorrento Valley Road, Suite 200, San Diego, California 92121 and at any adjournment or postponement of our 2024 Annual Meeting. The purpose of the 2024 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2024 Annual Meeting.

The Board of Directors is soliciting votes: (1) FOR each of the three (3) Class I directors named in this proxy statement for election to the Board of Directors (“Proposal 1” or the “Election of Directors Proposal”); (2) FOR the ratification of the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending on June 30, 2024 (“Proposal 2” or the “Auditor Ratification Proposal”); (3) FOR the approval, on an advisory, non-binding basis, of the compensation of our named executive officers (Say-on-Pay) (“Proposal 3” or the “Say-on-Pay Proposal”).

Proxy Statement for the 2024 Annual Meeting of Stockholders to be held on November 21, 2024

ANNUAL MEETING ADMISSION

Only stockholders as of the close of business on October 9, 2024 (the “Record Date”) may attend the 2024 Annual Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our Common Stock on the Record Date. Such evidence of ownership can be your proxy card if you are a stockholder of record. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the 2024 Annual Meeting, you will be required to present proof of your ownership of our common stock on the Record Date, such as a bank or brokerage account statement or voting instruction card, to be admitted to the 2024 Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 21, 2024.

On or about October 10, 2024, we will begin mailing the proxy materials, which includes the Notice of Annual Meeting of Stockholders, this Proxy Statement and proxy card, together with our Annual Report on Form 10-K for the year ended June 30, 2024 (the “2024 Annual Report”), which is not a part of our proxy solicitation materials. The proxy materials and our 2024 Annual Report are also available at https://ir.ibioinc.com.

Your Vote Is Important.

WHETHER OR NOT YOU PLAN TO ATTEND THE 2024 ANNUAL MEETING, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE.  RECORD HOLDERS CAN SUBMIT A PROXY VIA THE INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INCLUDING THE PROXY) AND SUCH MATERIALS WILL BE SENT TO YOU BY CONTACTING THE CORPORATE SECRETARY, IBIO, INC., 11750 SORRENTO VALLEY ROAD, SUITE 200, SAN DIEGO, CALIFORNIA 92121, OR BY PHONE AT (979) 446-0027.  Beneficial owners whose shares are held at a brokerage firm, or by a bank or other nominee, should follow the voting instructions that they received from the nominee.

No cameras, recording equipment or electronic devices will be permitted in the 2024 Annual Meeting.

TABLE OF

Proxy Statement  1

Proxy Summary

PROXY

Summary

Directors and Director Nominees

Name and Position	Age	Director Since	Independent	Committee Memberships
				Audit	Compensation	Nominating & Corporate Governance	Science & Technology
MARTIN BRENNER Chief Executive Officer and Chief Scientific Officer of iBio	54	June 2024
WILLIAM D. CLARK♦ President and Chief Executive Officer of Vibrant Biomedicines, Inc.	56	August 2021
DR. ALEXANDRA KROPOTOVA Executive Vice President and Chief Medical Officer of SAb Biotherapeutics	52	October 2020
EVERT SCHIMMELPENNINK Chief Executive Officer and President of LENZ Therapeutics, Inc.	52	April 2019
GARY SENDER Former Chief Financial Officer of Nabriva Therapeutics plc	62	October 2020
DAVID ARKOWITZ Former Chief Financial Officer and Head of Business Development of Seres Therapeutics, Inc.	63
ANTóNIO PARADA Chief Executive Officer of FairJourney Biologics	56

Chair

Member

♦	Chair of the Board of Directors

2  iBio, Inc.

Proposal 1 Election of Directors

PROPOSAL 1

Election of Directors

The Board of Directors currently consists of six (6) directors and is divided into three classes. Each class serves for a term ending at the third annual meeting of stockholders following the election of such class, with the terms of office of the respective classes expiring in successive years. Directors in Class I will stand for election this year at the 2024 Annual Meeting, directors in Class II will stand for election at the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) and directors in Class III will stand for election at the 2026 Annual Meeting of Stockholders.

At the 2024 Annual Meeting, our stockholders will consider and vote upon the election of three (3) Class I nominees. Class I currently consists of two (2) directors, Evert Schimmelpennink and General (Ret.) James T. Hill.  General Hill was not nominated for re-election as a director due to the age limitations that we have established that provide directors will not be nominated if they are or would be 75 years or older at the time of election. See “Director Nomination Process.” Therefore, General Hill’s term will expire at the conclusion of the 2024 Annual Meeting.

Upon the recommendation of the Nominating and Corporate Governance Committee, our Board has expanded the Board to consist of seven (7) directors as of the adjournment of the 2024 Annual Meeting and has nominated the following individuals for election as Class I directors at the 2024 Annual Meeting: Evert Schimmelpennink, David Arkowitz, and António Parada. In connection with a March private placement transaction, the Company entered into a side letter agreement (the “Letter Agreement”) with one investor, Lynx1 Capital Management LP (“Lynx1”). Subject to the terms of the Letter Agreement, Lynx1 is entitled to nominate one individual to serve as a director on the Company’s Board of Directors for one three-year term commencing with our 2024 Annual Meeting. Accordingly, Lynx1 has nominated António Parada for election as Class I director at the 2024 Annual Meeting. If elected, these three (3) nominees will serve for a term ending at our 2027 Annual Meeting of Stockholders.

Our Board of Directors believes that all of our current directors and nominees for election possess, among other attributes, personal and professional integrity, good judgment, a high level of ability, diversity of viewpoint and business acumen.

Each nominee has agreed to serve if elected and we have no reason to believe that any nominee will be unable to serve if elected. If any nominee becomes unavailable for election as a result of an unexpected occurrence, proxies will be voted FOR the election of a substitute nominee proposed by our Board of Directors or for election of only the remaining nominee.

Unless authority to do so is withheld, shares represented by executed proxies will be voted FOR the election of each of the director nominees. Proxies cannot be voted for a greater number of persons than the number of nominees standing for election. Since three (3) directors are to be elected at the 2024 Annual Meeting, the three (3) nominees for director who receive the highest number of votes for election will be elected as Class I directors. Cumulating votes is not permitted in connection with the election of directors.

Nominees to the Board of Directors

Each of the Class I director nominees and their age, position with our Company and the expiration of their respective term on the Board of Directors (assuming they are elected at the 2024 Annual Meeting) are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director Nominee	Age	Position	Director Since	Term Expires

Evert Schimmelpennink	52	Class I Director	April 2019	2027
António Parada	56	Class I Director Nominee		2027
David Arkowitz	63	Class I Director Nominee		2027

CLASS I DIRECTORS

The name, age, class, title, years of service, principal occupation, business experience and certain other information for each Class I director nominee is set forth below.

Proxy Statement  3

Proposal 1 Election of Directors

EVERT SCHIMMELPENNINK, 52

DIRECTOR SINCE: April 2019	COMMITTEES: Member of Nominating and Corporate Governance Committee

BACKGROUND

Evert Schimmelpennink was appointed as a member of our Board of Directors in April 2019. He also currently serves on the Nominating and Corporate Governance Committee and served as a member of the Science and Technology Committee until its disbandment. Mr. Schimmelpennink has close to 25 years of biotech and pharmaceutical experience and brings a proven track record in successfully building and scaling public and private biopharmaceutical companies, securing funding around captivating strategies, and creating patient and shareholder value. Mr. Schimmelpennink currently serves as the Chief Executive Officer (CEO) and President of publicly listed LENZ Therapeutics, Inc. a position he has held since March 4, 2021. Previously, from August 2017 to October 2020 he was the CEO of publicly listed Pfenex Inc., which he led through a turnaround and its first FDA approval resulting in an acquisition by Ligand Pharmaceuticals Inc. in late 2020. From November 13, 2019 until its sale, Mr. Schimmelpennink also served as the acting Principal Financial Officer and Principal Accounting Officer of Pfenex Inc. From October 2015 to July 2017, Mr. Schimmelpennink was CEO of then privately held Alvotech, where he led the company through a critical growth phase, and aligned R&D, manufacturing and commercial capabilities across a portfolio of monoclonal antibodies. Prior to that, he held senior positions at Pfizer Inc. and Hospira, Inc. within their global specialty injectables businesses, as well as Synthon BV. In addition to serving on the board of directors of LENZ Therapeutics, Mr. Schimmelpennink serves on the board of directors of Pipeline Therapeutics, Inc. Mr. Schimmelpennink earned a M.Sc. in bioprocess engineering from the University of Wageningen in the Netherlands and a Business Degree from the Arnhem Business School.

Mr. Schimmelpennink brings extensive knowledge of the pharmaceutical and biotech industries as a result of his service in senior corporate positions in many medical companies.

4  iBio, Inc.

Proposal 1 Election of Directors

David Arkowitz, 63

Director Nominee	COMMITTEES:

BACKGROUND

David Arkowitz served as the Chief Financial Officer (CFO) and Head of Business Development of publicly listed Seres Therapeutics, Inc., from June 2021 until his retirement in March 2024.  Previously, from May 2018 to May 2021, Mr. Arkowitz served as the CFO of Flexion Therapeutics, Inc. (acquired by Pacira BioSciences, Inc.)  From September 2013 to May 2018, Mr. Arkowitz served as Chief Operating Officer and CFO at Visterra, Inc. (acquired by Otsuka Pharmaceuticals Co.) where he led the finance, business development, corporate planning and other functions.  Mr. Arkowitz was CFO and General Manager at Mascoma LLC (acquired by Lallemand Inc.) from June 2011 to September 2013.  Previously, Mr. Arkowitz served as CFO and Chief Business Officer at AMAG Pharmaceuticals, Inc., and CFO of Idenix Pharmaceuticals, Inc. (acquired by Merck & Co., Inc.).  Prior to Idenix, Mr. Arkowitz spent more than 13 years at Merck & Co., Inc. where he held roles of increasing responsibility, including Vice President and Controller of the U.S. Human Health division and Controller of the Global Research and Development division, and CFO of the Canadian subsidiary.  Mr. Arkowitz serves on the board of directors of Kineta, Inc., where he is a member of the audit and nominating and corporate governance committees.  He has also served on the board of directors of F-Star Therapeutics, Inc. from November 2020 to March 2023, where he served as the chair of the audit committee and a member of the compensation committee and Yumanity Therapeutics from December 2020 to December 2022, where he served as a member of its audit and nominating and corporate governance committees.  Mr. Arkowitz earned a B.A. in Mathematics from Brandeis University and an M.B.A. in Finance from Columbia University Business School.

Mr. Arkowitz brings extensive financial and operational life sciences experience that provide him with the qualifications to serve as a member of our Board of Directors.

António Parada, 56

Director Nominee	COMMITTEES:

BACKGROUND

António Parada is currently the Founder and CEO of Fairjourney Biologics, a privately held company and a leading antibody discovery contract research organization supporting more than 250 clients across the globe, a role he has held since founding the company in May 2012.  In June 2024, the Partners Group, one of the largest firms in the global private markets industry with approximately $150 billion in assets under management, acquired a majority ownership in FairJourney.  Prior to Fairjourney, Mr. Parada was the General Manager of Instituto de Biologia Molecular e Celular (IBMC), in Porta, Portugal, from 2002 until 2013.  From February 2011 until May 2012, Mr. Parada was the Manager of the Clinical Trial Unit of IPO Porto – Cancer Hospital in Porto, Portugal.  From June 2008 to March 2012, Mr. Parada was the Site Manager of Ablynx’ (a subsidiary of Sanofi S.A.) “Centre of Excellence in Phage Display” located in Portal, Portugal.  In June 2002, Mr. Parada founded the BioCodex Group, a consulting firm, and was the CEO until December 2008, which firm had a turnover of approximately 10 million Euros.  Mr. Parada was a Board Member of Centro de Diagnóstico y Estudios Metabólicos Avanzados de Cantabria (CDEMAC) from May 2014 until May 2017, and is currently the Chairman of the Supervisory Board of EMBLEM, a position he has held since January 2011.  Mr. Parada has 15 publications in peer reviewed journals on pharmacology and several others in botany, management, marketing and security and holds the medal of Merit of the city of Porto, Portugal and career award of the city of Matosinhos, Portugal.  Mr. Parada graduated from the University of Porto, Portugal and has a MBA from the Portuguese Catholic University.

Mr. Parada brings extensive antibody drug discovery, fundraising and management experience that provide him with the qualifications to serve as a member of our Board of Directors.

Proxy Statement  5

Proposal 1 Election of Directors

Vote Required

Provided that a quorum is present, the three nominees for director receiving a plurality of the votes cast by the stockholders entitled to vote on the election at the 2024 Annual Meeting will be elected. Accordingly, the three nominees receiving the highest number of votes will be elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE THREE NOMINEES LISTED ABOVE AS CLASS I DIRECTORS

6  iBio, Inc.

Proposal 1 Election of Directors

Continuing Directors

The directors who will continue to serve as directors following the 2024 Annual Meeting and their ages, position, length of service on the Board of Directors and the expiration of their respective terms are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name of Director	Age	Position	Director Since	Term Expires

Class II Directors
Dr. Martin Brenner	54	Class II Director, Chief Executive Officer, Chief Scientific Officer	June 2024	2025
Dr. Alexandra Kropotova	52	Class II Director	October 2020	2025
Class III Directors
William D. Clark	56	Class III Director	August 2021	2026
Gary Sender	62	Class III Director	October 2020	2026

CLASS II DIRECTORS

DR MARTIN BRENNER, 54
DIRECTOR SINCE: June 2024	COMMITTEES: None

BACKGROUND

Dr. Brenner  Dr. Brenner has served as the Company’s Chief Executive Officer (CEO) since June 22, 2023, its interim CEO from January 20, 2023 until his appointment as CEO and as the Company’s Chief Scientific Officer (CSO) since January 18, 2021. Dr. Brenner was appointed as a member of the Board of Directors on May 9, 2024 effective June 1, 2024. Dr. Brenner has a strong history of success heading drug discovery and development teams at several of the world’s leading pharmaceutical companies, including AstraZeneca (“AstraZeneca”), Eli Lilly and Company (“Lilly”), Pfizer Inc.(“Pfizer”), and Merck Research Laboratories (“Merck Research Labs”). Most recently, Dr. Brenner served as Senior Vice President, CSO of Pfenex Inc. from March 2019 until its acquisition by Ligand Pharmaceuticals Incorporated in October 2020. From 2017 to 2018, Dr. Brenner served as CSO at Recursion Pharmaceuticals, Inc., a publicly listed biotechnology company. From 2016 to 2017, Dr. Brenner served as Vice President and Head of Research and Early Development at Stoke Therapeutics, Inc., a biotechnology company. From 2013 to 2016, Dr. Brenner served as Executive Director, Diabetes & NASH, and Chair of Diabetes & NASH Early Discovery Unit at Merck Research Lab. From 2012 to 2013, Dr. Brenner served as Senior Director, Head of Bioscience, CVMD at AstraZeneca. From 2009 to 2012, Dr. Brenner served as an Associate Research Fellow for the Diabetes Prevention and Remission Group at Pfizer. From 2003 to 2009, Dr. Brenner served as Senior Research Scientist for the Diabetes Drug Hunting Team at Lilly. Dr. Brenner holds a Ph.D. in Pharmacology from the Veterinary School of Hannover in Hannover, Germany a DVM from Veterinary School of Ludwig-Maximilians-University in Munich, Germany.

We believe Dr. Brenner’s experience and knowledge of drug discovery and his experience in various leadership roles in successful pharmaceutical companies and biologics is valuable to the Board of Directors and the Company.

Proxy Statement  7

Proposal 1 Election of Directors

DR. ALEXANDRA KROPOTOVA, 52
DIRECTOR SINCE: October 2020	COMMITTEES: Member of Nominating and Corporate Governance Committee

BACKGROUND

Dr. Alexandra Kropotova was appointed as a member of our Board of Directors in October 2020, currently serves as a member of the Nominating and Corporate Governance Committee of the Board of Directors and served as a member of the Science and Technology Committee until its disbandment. Dr. Kropotova is a biopharmaceutical executive with expertise in all phases of global clinical development, translational medicine and medical affairs. Currently, Dr. Kropotova is Executive Vice President and Chief Medical Officer at SAb Biotherapeutics, a publicly traded biopharmaceutical company, leading the strategy, direction, and execution of the company’s portfolio of innovative polyclonal antibody assets. Prior to SAb Biotherapeutics, she has served as Vice President, Global Specialty R&D, Respiratory & Inflammation Therapeutic Area at Teva Pharmaceuticals, where she led the design and execution of global clinical development programs, the majority of which are biologic candidates for pulmonary, chronic inflammatory or autoimmune indications. Prior to joining Teva, between 2007-2016, Dr. Kropotova served in various roles at Sanofi, including Vice President, Strategy & Strategic Planning Head, North American Medical Affairs; Associate Vice President and subsequently Vice President, Immuno-Inflammation, Global R&D; and Senior Medical Director, Respiratory, Allergy & Anti-Infectives. Prior to joining Sanofi, she served in various roles at Pfizer Inc. from 2002-2007, most recently as Director & Head of Global Clinical Respiratory and Analgesics. Dr. Kropotova received her Master of Business Administration Degree from Ohio University Graduate School of Business, Athens, Ohio, and her Medical Degree in Internal Medicine from the Vladivostok State Medical University, Vladivostok, Russia.

We believe Dr. Kropotova’s experience and knowledge as a medical professional and biologics development experience across multiple therapeutic areas along with her experience in various leadership roles in successful pharmaceutical companies, is valuable to the Board of Directors and the Company.

CLASS iII DIRECTORS

WILLIAM D. CLARK, 56
DIRECTOR SINCE: August 2021	COMMITTEES: Chair of Nominating and Corporate Governance Committee Member of Audit Committee

8  iBio, Inc.

Proposal 1 Election of Directors

BACKGROUND

William D. Clark was appointed as a member of our Board of Directors in August 2021 and has served as Chairperson of the Board since November 1, 2022. He also currently serves on the Audit Committee and Nominating and Corporate Governance Committee. Mr. Clark has more than 30 years of biotechnology and pharmaceutical experience, with a focus on business development, commercialization, strategic planning, and general management. Currently, Mr. Clark serves as President and CEO of Vibrant Biomedicines, Inc.  From 2011 until 2022, he served as the President and Chief Executive Officer of a publicly traded biopharmaceutical company, Genocea Biosciences, Inc. (“Genocea”). In that role, among other accomplishments, he executed Genocea’s successful strategic pivot from infectious disease to immuno-oncology. Prior to joining Genocea, Mr. Clark was Chief Business Officer at Vanda Pharmaceuticals Inc. (“Vanda”), a company he co-founded in 2004. There, he played central roles in completing the company’s 2006 initial public offering and its 2009 out-licensing deal with Novartis Pharma AG, from which Vanda received an upfront payment of $200 million, plus contingent additional future milestone payments totaling up to $265 million. Previously, he was a Principal at Care Capital, LLC, a venture capital firm investing in biopharmaceutical companies. Earlier in his career, he spent 10 years at SmithKline Beecham Corporation (now part of GlaxoSmithKline plc) in a variety of business development roles. Mr. Clark holds an MBA from The Wharton School at the University of Pennsylvania and a BA from Harvard University.

Mr. Clark is qualified as an “audit committee financial expert” as defined in Regulation S-K Item 407(d)(5)(ii). Mr. Clark’s experience as a board member and executive of both public and private companies in the life sciences industry and his management experience is valuable to the Board of Directors and the Company.

2020
GARY SENDER, 62
DIRECTOR SINCE: October 2020	COMMITTEES: Chair of Audit Committee Member of Compensation Committee

BACKGROUND

Gary Sender was appointed as a member of our Board of Directors in October 2020 and served as the Lead Independent Director of the Board of Directors from December 2021 until November 10, 2022, when the Board of Directors approved removing the role of Lead Independent Director after the appointment of Mr. Clark as the Chairperson of the Board. Mr. Sender currently serves as the Chair of the Audit Committee of the Board of Directors and as a member of our Compensation Committee. Mr. Sender is a senior executive and board member with more than 25 years of financial leadership experience at both large, multi-national pharmaceutical and early-stage biotechnology companies. In March 2021, Mr. Sender retired as the Chief Financial Officer of Nabriva Therapeutics plc, a commercial-stage publicly traded biopharmaceutical company engaged in the commercialization and development of innovative anti-infective agents to treat serious infections. He held that position since May 2016. Prior to joining Nabriva, Mr. Sender was Executive Vice President and Chief Financial Officer of Synergy Pharmaceuticals Inc. from November 2015 to April 2016. Prior to joining Synergy, from August 2009 to June 2015, Mr. Sender served as Senior Vice President of Finance of Shire Plc’s (“Shire”), a biopharmaceutical company since acquired by Takeda Pharmaceutical Company Limited supporting its Specialty Pharmaceuticals business and subsequently its Global Commercial businesses. Prior to joining Shire, Mr. Sender served as the Chief Financial Officer of Tengion, Inc., a regenerative medicine company, from August 2004 to July 2009. Mr. Sender also spent over 15 years in several leadership roles within Merck & Co. Inc., a publicly traded pharmaceutical company. Mr. Sender currently serves on the board of directors of Schrodinger, Inc. and is the chair of their audit and compensation committees. Mr. Sender also serves on the board of directors of Harmony Biosciences and is the chair of their audit committee and is a member on their compensation committee. Mr. Sender serves on the board of Gennao Bio, a privately held biotechnology firm. He is the chair of both the audit and compensation committees of Gennao. Mr. Sender received a B.S. in Finance from Boston University and an M.B.A. from Carnegie-Mellon University.

Mr. Sender is qualified to serve on publicly traded boards of directors because of his extensive finance and life sciences industry experience, board experience as well as his demonstrated business acumen. Mr. Sender is qualified as an “audit committee financial expert” as defined in Regulation S-K Item 407(d)(5)(ii). Mr. Sender’s

Proxy Statement  9

Proposal 1 Election of Directors

experience as a board member and financial executive of both public and private companies in the life sciences industry and his management experience is valuable to the Board of Directors and the Company.

Family Relationships

There are no family relationships among any of our directors, director nominees or executive officers.

10  iBio, Inc.

INFORMATION REGARDING

The Board of Directors and Corporate Governance

Independence of the Board of Directors

Our Common Stock has traded on the NYSE American LLC, or NYSE American, under the symbol “IBIO” since August 2008. Under the NYSE American listing standards, independent directors must comprise a majority of a listed company’s Board of Directors and all members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee must be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Compensation Committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under the NYSE American listing standards, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered to be independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, or (ii) be an affiliated person of the listed company or any of its subsidiaries.

The Board of Directors undertook a review of the independence of each director and director nominee and considered whether any director or director nominee has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director and director nominee concerning their background, employment and affiliations, including family relationships, the Board of Directors has determined that all of our current directors and director nominees, other than Mr. Brenner, are independent. As a result, our Board of Directors has determined that each of David Arkowitz, William D. Clark, Dr. Alexandra Kropotova, António Parada, Evert Schimmelpennink and Gary Sender, are (or would be if elected) “independent directors” as that term is defined in Section 803 of the NYSE American Company Guide. General Hill, a current director of the Company whose term will expire at the conclusion of the 2024 Annual Meeting, and Dr. Linda Armstrong, a director during the 2024 fiscal year who resigned effective May 31, 2024, were each also determined to be independent as defined in the applicable listing standards of the NYSE American. In addition, our Board of Directors determined that each director who served as a member of the Audit, Compensation, and Nominating and Corporate Governance Committees during the 2024 fiscal year was, and each current member of the Audit, Compensation, and Nominating and Corporate Governance Committees is, an independent director pursuant to all applicable listing standards of the NYSE American.

In making these determinations, the Board of Directors considered the current and prior relationships that each director and director nominee has with our Company and all other facts and circumstances the Board of Directors deemed relevant in determining their independence, including the beneficial ownership of capital stock by each director and director nominee, and the transactions involving them described in the section of this Proxy Statement entitled “Transactions with Related Persons, Promoters and Certain Control Persons.”

Board of Directors Composition

Our Board of Directors is divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective three-year terms.

At each annual meeting of stockholders, upon the expiration of the term of a class of directors, the successor to each such director in the class will be elected to serve from the time of election and qualification until the third annual meeting following his or her election and until his or her successor is duly elected and qualified, in accordance with our second amended and restated bylaws. Any additional directorships resulting from an increase in the number of

Proxy Statement  11

directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors.

This classification of our Board of Directors may have the effect of delaying or preventing changes in control of our Company.

Vacancies on the Board of Directors may be filled only by a majority of the remaining directors, even if such directors do not constitute a quorum. A director elected by the Board of Directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

In addition, under the terms of our second amended and restated bylaws, members of our Board of Directors may only be removed for cause. This may also have the effect of delaying or preventing changes in control of our Company.

Board Leadership Structure

William Clark was appointed our Chairman of the Board of Directors on November 1, 2022. The Board of Directors does not currently have a policy that requires the separation of the roles of Chief Executive Officer and Chairman of the Board of Directors, or that requires a separate lead independent director. The Board of Directors annually reviews its leadership structure to assess what best serves the interests of the Company and its stockholders at a given time. Currently, the positions of Chief Executive Officer and Chairman of the Board of Directors are held by different persons.

The principal responsibilities of our Chairman of the Board of Directors, William Clark, are to manage the operations of the Board and its committees and provide counsel to the Chief Executive Officer on behalf of the Board. As our Chief Executive Officer, Martin Brenner is responsible for our day-to-day operations and for executing our long-term strategies. The Board believes that an appropriate leadership structure depends on the opportunities and challenges facing a company at a given time. The Board believes that the current leadership structure is appropriate for us at this time. Each independent director has direct access to our Chairman and our Chief Executive Officer, as well as other members of the senior management team. The independent directors meet in executive session without management present at least quarterly.

12  iBio, Inc.

The Board’s Role in Risk Oversight

OUR BOARD OF DIRECTORS OVERSEES OUR RISK MANAGEMENT.

The Board as a whole is responsible for consideration and oversight of risks facing the Company and is responsible for ensuring that material risks are identified and managed appropriately. Certain risks are overseen by committees of the Board and these committees make reports to the full Board.

Full Board of Directors: Business strategy, including projected opportunities and challenges facing the Company’s business

Audit Committee:

●Financial statements and SEC reporting
●Internal controls over financial reporting
●Accounting and audit matters
●Company’s financial risks and enterprise risk management, including cybersecurity
Compensation Committee: Compensation policies and practices and its relationship to our business objectives and goals

Nominating and Corporate Governance Committee:

• Board and Committee organization, membership, structure and performance

•  Policies and strategies related to corporate social responsibility and environmental sustainability matters

• Corporate governance practices

Board and Committee Meetings and Attendance

During the fiscal year ended June 30, 2024, our Board of Directors held 19 meetings in person or by telephone. The Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Science and Technology Committee held six, five, two and one meetings, respectively in person or by telephone. During the 2024 fiscal year, each current member of the Board of Directors attended at least 75% of the aggregate of all meetings of the Board of Directors and of all meetings of committees of the Board of Directors on which such member served that were held during the period in which such director served.

Board Attendance at Annual Stockholders’ Meeting

Although we do not have a policy with regard to attendance of members of the Board of Directors at our annual meetings of stockholders, all of the directors are encouraged to attend such meetings. All of our directors at that time attended the 2023 Annual Meeting of Stockholders via telephone conference.

Stockholder Communications with the Board of Directors

Interested parties may communicate with the Board of Directors or specific members of the Board of Directors, including the independent directors and the members of the Audit Committee or any other committee of the Board of Directors, by submitting correspondence addressed to the Board of Directors of iBio, Inc. c/o any specified individual director or directors at 11750 Sorrento Valley Road, Suite 200, San Diego, California 92121. Any such correspondence will be forwarded to the indicated directors. All communications received will be opened by the office of our Corporate Secretary and the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed. The Board of Directors has instructed the Corporate Secretary to forward stockholder correspondence only to the intended recipients and has also instructed the Corporate Secretary to review all stockholder correspondence and, in the Corporate Secretary’s discretion, refrain from forwarding any items deemed to be of a commercial or frivolous

Proxy Statement  13

nature or otherwise inappropriate for the Board of Directors’ consideration. Any such items may be forwarded elsewhere in iBio for review and possible response.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics within the meaning of Item 406 of Regulation S-K, which applies to all of our employees, including our Chief Executive Officer, a copy of which can be found on our website at www.ibioinc.com. If we make any waivers or substantive amendments to the code of ethics that are applicable to our principal executive officer or our Chief Financial Officer, we will disclose the nature of such waiver or amendment on our internet website at www.iboinc.com.

Prohibitions on Hedging and Pledging

The Company’s Insider Trading Policy prohibits directors, officers and employees from (1) pledging Company securities that involves pledging (or hypothecating) Company securities as collateral for a loan and (2) engaging in hedging or monetization transactions, including the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, that may permit a holder to continue to own Company securities but without the full risks and rewards of ownership.

The Company’s Insider Trading Policy also provides that no director, officer or employee may engage in any of the following activities with respect to the Company’s securities:

●	trading in the Company’s securities on a short-term basis - as a general rule, any Company securities purchased in the open market (i.e., not including stock purchased upon exercise of an employee stock option or pursuant to an employee stock purchase plan) should be held for a minimum of six months and ideally longer;
●	purchases of Company securities on margin;
●	short sales of the Company’s securities; and
●	buying or selling puts or calls on Company securities.

14  iBio, Inc.

Information Regarding Committees of the Board of Directors

INFORMATION REGARDING

Committees of the Board of Directors

The Board of Directors has the authority to appoint committees to perform certain management and administration functions. During the year ended June 30, 2024, the Board of Directors had four (4) standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Science and Technology Committee. In September 2024, the Board determined to disband the Science and Technology Committee. The Board of Directors may establish other committees to facilitate the management of our Company’s business, including ad hoc committees to address particular matters. The composition and functions of each standing committee are described below. Members serve on these committees until their resignation or until otherwise determined by the Board of Directors.

The charters of each of our Board committees are available on our website at www.ibioinc.com.  Information contained on or accessible through our website is not a part of this proxy statement and the inclusion of such website address in this Proxy Statement is an inactive textual reference only. All of the committees comply with all applicable requirements of the Sarbanes-Oxley Act of 2002, the NYSE American and the Securities and Exchange Commission (the “SEC”), rules and regulations as further described below.

Committees of the Board of Directors

The table set forth below shows the directors who are currently members or Chair of each of the Audit Committee, Compensation Committee, and the Nominating and Corporate Governance Committee and the most recent members of the Science and Technology Committee, which the Board determined to disband in September 2024. From time to time, the Board of Directors may also establish ad hoc committees to address particular matters.

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Information Regarding the Board of Directors and Corporate Governance

Below is a description of each committee of the Board of Directors.

AUDIT COMMITTEE
CURRENT COMMITTEE MEMBERS:	Gary Sender (Chair)	William D. Clark	MEETINGS IN FISCAL YEAR 2024: 6

The Audit Committee of the Board of Directors makes recommendations regarding the retention of the Company’s independent public accounting firm, monitors the integrity of the Company’s financial reporting process and risk management, including systems of internal controls regarding finance and cybersecurity, accounting and legal compliance, oversees the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements, oversees the Company’s compliance with legal and regulatory requirements and provides an avenue for, and encourages open dialogue and communication among the independent registered public accounting firm, management and the Board of Directors. The Audit Committee monitors the qualifications and performance of the Company’s independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm’s independence. The Audit Committee reviews and approves all related party transactions. The Audit Committee has a charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents.

The responsibilities of the Audit Committee are further described in the Audit Committee Charter, which was adopted by the Board and a copy of which is available on the Company’s website at www.ibioinc.com.

Messrs. Sender and Clark are each qualified as an “audit committee financial expert” as defined in Regulation S-K Item 407(d)(5)(ii).

Report

The Report of Audit Committee is on page 23 of this proxy statement.

COMPENSATION COMMITTEE
CURRENT COMMITTEE MEMBERS:	General (Ret.) James T. Hill (Chair)	Gary Sender	MEETINGS IN FISCAL YEAR 2024: 5

The Compensation Committee of the Board of Directors assists the Board in the discharge of the Board’s responsibilities relating to compensation of the Company’s executive officers and directors, reviews and approves compensation plans, policies and programs intended to attract, retain and appropriately reward executive officers and other employees and reviews and approves incentive compensation and equity-based plans, including grants and or awards under such plans. The Compensation Committee also considers other matters as may, from time to time, be referred to them by our Board of Directors.

The responsibilities of the Compensation Committee are further described in the Compensation Committee Charter, which was adopted by the Board and a copy of which is available on the Company’s website at www.ibioinc.com.

From August 2020 through August 2024, the Compensation Committee utilized the services of Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent consultant, to assist with evaluating compensation programs, practices, and governance. FW Cook provided the Compensation Committee with analysis and advice pertaining to the design of our executive and director fiscal 2024 compensation program, including competitive market analyses, explanation of current and developing best practices, and regulatory changes.

In August 2024, the Compensation Committee retained Aon’s Human Capital Solutions practice, a division of Aon, Inc. (“Aon”) as its independent consultant to advise the Compensation Committee on compensation matters and to assist with the review of the Company’s compensation programs and practices. Aon will provide the Compensation Committee with advice regarding our executive and director compensation program for fiscal

16  iBio, Inc.

Information Regarding Committees of the Board of Directors

2025, including competitive market analyses, a review and explanation of current and developing best practices in our market, and current and proposed regulatory changes which could impact the Company. See “Executive Compensation - Independent Consultant; Peer Group and Benchmarking.”

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
CURRENT COMMITTEE MEMBERS:	William D. Clark (Chair)	Dr. Alexandra Kropotova	Evert Schimmelpennink	MEETINGS IN FISCAL YEAR 2024: 2

The Nominating and Corporate Governance Committee was formed to identify and recommend to the Board of Directors qualified candidates for election, nomination or appointment to the Board, to review and evaluate information available to it regarding candidates proposed by stockholders, to develop and recommend to the Board a set of corporate guidelines applicable to the Company and periodically review and update those guidelines as well as the charters for each of the committees of the Board and to oversee an annual evaluation of the Board and executive management to determine whether it and its committees are functioning effectively.

The responsibilities of the Nominating and Corporate Governance Committee are further described in the Nominating and Corporate Governance Committee Charter, which was adopted by the Board and a copy of which is available on the Company’s website. at www.ibioinc.com.

S
SCIENCE AND TECHNOLOGY COMMITTEE
PRIOR MEMBERS:	Dr. Alexandra Kropotova	Evert Schimmelpennink	MEETINGS IN FISCAL YEAR 2024: 1

In September 2024, the Board determined to disband the Science and Technology Committee.

During fiscal year 2024, our Science and Technology Committee was responsible for periodically reviewing and advising the Board of Directors on the Company’s strategic direction and investment in research and development and technology (“R&D”). The Science and Technology Committee oversaw key aspects of our internal and external investments and identified and discussed significant emerging terns and issues in the science and technology field that was pertinent to us and our business and considered the potential impact of such developments on our Company. The Science and Technology Committee operated pursuant to a written charter which is available on our website at www.ibioinc.com.

Director Nomination Process

Nominating and Corporate Governance Committee

Except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the right to nominate directors, the Nominating and Corporate Governance Committee is responsible for, among other matters, annually presenting to the Board a list of individuals recommended for nomination for election as directors at the annual meeting. At least annually and when Board vacancies arise, our Nominating and Corporate Governance Committee identifies and screens candidates for the Board and has the authority as it deems appropriate to retain a professional search firm to identify and evaluate director candidates.

Before recommending a director candidate, the Nominating and Corporate Governance Committee will review the candidate’s qualifications to determine whether the director candidate meets the qualifications described below. In the case of an incumbent director, the Nominating and Corporate Governance Committee will also review the director’s service to the Company during the past term, including the number of meetings attended, level of participation, quality of performance, any transactions with the Company engaged in by such director during his

Proxy Statement  17

Information Regarding the Board of Directors and Corporate Governance

term and whether the candidate continues to meet the qualifications for director as described below. In accordance with the Company’s policy, Directors cannot be nominated for re-election if they will be 75 years of age or older on the date of the applicable annual meeting, absent a waiver by the Nominating and Corporate Governance Committee and the full Board of Directors.  After completing this evaluation, the Nominating and Corporate Governance Committee will make a formal recommendation to the full Board as to election or re-election of the candidate.

Candidates may come to the attention of the committee through current and former Board members, management, professional search firms (to whom we would pay a fee), stockholders or other persons. The Nominating and Corporate Governance Committee evaluates candidates for the Board on the basis of the needs of the Board and the standards and qualifications set forth below, regardless of the source of the candidate referral.

Director Qualifications

Our directors are considered based upon various criteria and principles which the Nominating and Corporate Governance Committee, in consultation with the Chairman develop. The set of criteria and principles are submitted to the Board of Directors for approval. Currently, the criteria and principles used by the Nominating and Corporate Governance Committee in the director selection process includes, but is not limited to, a candidate’s broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of our stockholders, other time commitments and personal integrity and judgment. Further, the Nominating and Corporate Governance Committee believes that the minimum qualifications for serving as our director are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Directors’ oversight of our business and affairs and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities.

Board Diversity

The Board of Directors believes given the diverse skills and experience required to grow our Company that the input of all members of the Nominating and Corporate Governance Committee is important for considering the qualifications of individuals to serve as directors but does not have a diversity policy. Although the Company does not have a formal policy with regard to the consideration of diversity, the Board takes into account the current composition and diversity of the Board (including diversity with respect to race, gender, national origin and ethnicity) and the extent to which a candidate’s particular expertise and experience will complement the expertise and experience of other directors.

Stockholder Recommendations for Director Nominees

Any stockholder wishing to recommend a candidate for director should submit the recommendation in writing to our principal executive offices: iBio, Inc., 11750 Sorrento Valley Road, Suite 200, San Diego, California 92121, Attn: Corporate Secretary. The recommendation must include the same information that would be required for a candidate to be nominated by a stockholder at a meeting of stockholders as described under “Stockholder Proposals for the 2025 Annual Meeting” on page 55. Candidates who are recommended by stockholders, as opposed to nominated, will receive the same consideration as other proposed candidates.

Director Candidates Nominated by Stockholders

Other than a stockholder who has a contractual right to nominate a director, if a stockholder wishes to formally place a candidate’s name in nomination, he or she must do so in accordance with the provisions of our second amended and restated bylaws.  See “Stockholder Proposals for the 2025 Annual Meeting” on page 55.

18  iBio, Inc.

Director Compensation

DIRECTOR COMPENSATION

For 2024 Fiscal Year

Compensation for our non-employee directors had historically consisted of a grant of stock options vesting over a three-year period and additional cash compensation. In December 2023, following a review by the independent consultant to the Compensation Committee, we adopted a non-employee director compensation policy described below. Directors who are also our employees receive no additional compensation for their services as directors.

Director Compensation Table

The following table sets forth information regarding the compensation earned for service on our Board of Directors by our non-employee directors during the year ended June 30, 2024. Mr. Brenner, our Chief Executive Officer and Chief Scientific Officer, received no compensation for his service as a director, and is not included in the table below.

					(f)
					Change in
					Pension Value
				(e)	and
	(b)			Non-Equity	Nonqualified
	Fees Earned	(c)	(d)	Incentive	Deferred	(g)
	or Paid	Stock	Option	Plan	Compensation	All Other	(h)
	in Cash	Awards	Awards(1) (2)	Compensation	Earnings	Compensation	Total
(a) Name	($)	($)	($)	($)	($)	($)	($)

General (Ret.) James T. Hill	$55,000	$—	$—	$—	$—	$—	$55,000

Dr. Linda W. Armstrong(3)	$58,208	$—	$—	$—	$—	$—	$58,208

Dr. Alexandra Kropotova	$52,500	$—	$—	$—	$—	$—	$52,500

Gary L. Sender	$66,000	$—	$—	$—	$—	$—	$66,000

Evert B. Schimmelpennink	$56,667	$—	$—	$—	$—	$—	$56,667

William Clark	$89,083	$—	$—	$—	$—	$—	$89,083

Total	$377,458	$—	$—	$—	$—	$—	$377,458

(1)	No stock options were awarded to directors during Fiscal Year 2024.
(2)	The aggregate number of stock options outstanding for each non-employee director was as follows as of June 30, 2024: Gen. Hill 318 (318 vested), Dr. Armstrong 0 (418 forfeited), Dr. Kropotova 418 (418 vested), Mr. Sender 418 (418 vested), Mr. Schimmelpennink 418 (418 vested) and Mr. Clark 418 (406 vested).
(3)	On May 7, 2024, Dr. Linda Armstrong notified the Company of her decision to resign, effective May 31, 2024, as a director of the Company. Dr. Armstrong’s resignation was not a result of any disagreement with the Company on any matter relating to its operations, policies or practices.

Proxy Statement  19

Director Compensation

Non-Employee Director Compensation Policy

Under this policy, we pay each of our non-employee directors a cash retainer for service on the Board of Directors and for service on each committee on which the director is a member. The chair of each committee receives an additional cash retainer for such service. These retainers are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment will be prorated for any portion of such quarter that the director is not serving on the Board of Directors.

The cash retainers to be paid to non-employee Directors for service on the Board of Directors and for service on each committee of the Board, effective as of December 8, 2022, is as follows:

	Member	Chair
	Annual	Annual
	Service	Service
	Retainer	Retainer

Board	$40,000	$35,000
Audit Committee	$8,250	$20,000
Compensation Committee	$6,000	$15,000
Nominating and Corporate Governance Committee	$5,000	$10,000
Science and Technology Committee*	$8,250	$17,500

* The Science and Technology Committee was disbanded in September 2024.

Upon initial election to the Board, each new non-employee director receives a one-time grant of an option to purchase 4,000 shares of Common Stock vesting over 36 months. In addition, on the date of each annual meeting of stockholders, with the exception of the annual meeting of stockholders that occurred in 2022 and 2023, each non-employee director that continues to serve as a non-employee director receives options to purchase shares of Common Stock. Directors have been and will continue to be reimbursed for expenses directly related to their activities as directors, including attendance at Board of Directors and committee meetings.

20  iBio, Inc.

Proposal 2 Ratification of Appointment of Independent Registered Public Accounting Firm

PROPOSAL 2

Ratification of Appointment of Independent Registered Public Accounting Firm

Our independent registered public accounting firm for the fiscal year ended June 30, 2024 was the firm of Grassi & Co., CPAs, P.C. (“Grassi”). The Audit Committee of the Board of Directors has appointed Grassi as our independent registered accounting firm for the year ending June 30, 2025. A representative of Grassi is expected to be present either virtually or via teleconference at the 2024 Annual Meeting and available to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

iBio is asking its stockholders to ratify the appointment of Grassi as iBio’s independent registered public accounting firm for the fiscal year ending June 30, 2025. Although ratification is not required by law, our second amended and restated bylaws or other governing documents, we are submitting the selection of Grassi to you for ratification as a matter of good corporate practice. If the selection is not ratified by a majority of the votes cast on this proposal at the 2024 Annual Meeting, our Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, our Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Change in Auditor

On February 15, 2024, we were notified by CohnReznick LLP (“CohnReznick”), our then independent registered public accounting firm that it was resigning its engagement with us effective immediately. CohnReznick’s reports on our consolidated financial statements as of and for the fiscal years ended June 30, 2023 and June 30, 2022 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, other than the report for the fiscal year ended June 30, 2023 contained an explanatory paragraph related to the Company’s ability to continue as a “going concern.” The decision of CohnReznick to resign was not initiated or approved by the Audit Committee of the Board of Directors.

During the fiscal years ended June 30, 2023 and June 30, 2022, and the subsequent interim periods through February 20, 2024, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and CohnReznick on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to CohnReznick’s satisfaction, would have caused CohnReznick to make reference thereto in its reports; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, except that during the quarter ended March 31, 2023, the Company identified a material weakness in its controls relating to accounting for stock-based compensation expense relating to the vesting of severed employees’ awards, which the Company fully remediated for the year ended June 30, 2023, as previously disclosed in the Company’s 2023 annual report filed on Form 10-K.  We filed a Form 8-K with the SEC disclosing this change in its independent registered public accounting firm on February 21, 2024.

On February 15, 2024, upon recommendation from management, the Audit Committee approved the engagement of Grassi & Co., CPAs, P.C. as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2024. On February 20, 2024, the Company entered into an engagement letter with Grassi and engaged Grassi as the Company’s independent registered public accounting firm effective immediately.

During the fiscal years ended June 30, 2023 and June 30, 2022, and the subsequent interim periods through February 20, 2024, neither the Company nor anyone on its behalf consulted with Grassi regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Grassi concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within

Proxy Statement  21

Proposal 2 Ratification of Appointment of Independent Registered Public Accounting Firm

the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Fees Paid to the Independent Registered Public Accounting Firm

The following table represents the aggregate fees including expenses billed to us for the years ended June 30, 2024 and 2023 by our auditors:

	Year ended	Year ended
	June 30,	June 30,
	2024	2023

Audit fees and expenses(1)(2)	$594,463	$650,878
Taxation preparation fees	—	—
Audit related fees	—	—
Other fees	—	—
Total fees	$594,463	$650,878

(1) Audit fees and expenses for the year ended June 30, 2023 have been re-stated to include the amounts paid to Grassi & Co., CPAs P.C. to audit such period.

(2)  In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees we paid Grassi & Co., CPAs P.C. and/or CohnReznick for professional services for the audit of our financial statements included in our Annual Reports on Form 10-K, review of our financial statements included in our Quarterly Reports on Form 10-Q and services normally provided in connection with statutory and regulatory filings or engagements, consents, comfort letters and assistance with and review of our documents filed with the SEC.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee pre-approved all of the audit services provided by Grassi & Co., CPAs P.C. and/or CohnReznick to us during the fiscal years ended June 30, 2024 and June 30, 2023.

Vote Required

The affirmative vote of the holders of shares having a majority of the votes cast by the holders of the shares present or represented and voting on this proposal will be required to approve the ratification of the appointment of iBio’s registered public accounting firm for the fiscal year ending June 30, 2025. Since abstentions are not considered votes cast on this proposal, they will have no effect on this proposal. Broker non-votes are not expected for this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE SELECTION OF GRASSI & CO., CPAS, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING JUNE 30, 2025.

22  iBio, Inc.

Proposal 2 Ratification of Appointment of Independent Registered Public Accounting Firm

AUDIT

Committee Report

The Audit Committee reviews the Company’s financial reporting processes on behalf of the Board. Management is responsible for the financial statements and the reporting processes, including the internal control over financial reporting. The Company’s independent registered public accounting firm, Grassi, is responsible for expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles. The Audit Committee monitors these processes. The members of the Audit Committee are not our employees and are not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to below do not constitute assurance that the audit of our consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) or that our auditors are in fact independent.

The Audit Committee reviewed and discussed iBio’s audited consolidated financial statements as of and for the year ended June 30, 2024 with the management of iBio and Grassi. Further, the Audit Committee discussed with Grassi (i) the matters required to be discussed by the applicable requirements of the PCAOB and the SEC and (ii) the independence of Grassi from the Company and management. The Audit Committee also has received the written disclosures and the letter from Grassi required by applicable requirements of the PCAOB regarding Grassi’s communications with the audit committee concerning independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024 for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors.

Gary Sender (Chair)	William D. Clark

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of iBio, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Proxy Statement  23

Proposal 3 Advisory Vote on the Approval of Executive Compensation

PROPOSAL 3

Advisory Vote on the Approval of Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related SEC rules require that we provide our stockholders with the opportunity to cast a nonbinding, advisory vote on the compensation of our named executive officers. This vote, commonly known as a “Say-on-Pay” vote, gives stockholders the opportunity to vote for or against named executive officer compensation during a given fiscal year.

Our executive compensation program is designed to (1) align executive officers’ interests with those of our stockholders; (2) attract, motivate and retain executive officers; and (3) reward the achievement of our annual, long-term and strategic goals. Our executive officers are rewarded for the achievement of specific operating goals established by the Compensation Committee and the realization of increased stockholder value.

Our Compensation Committee continually reviews the compensation programs for our executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

The Board of Directors is asking our stockholders to indicate their support for our named executive officers’ compensation as disclosed in this proxy statement. This proposal gives our stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

Accordingly, the Board of Directors will ask our stockholders to vote “FOR” the following resolution at the 2024 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement for the 2024 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Summary Compensation Table for fiscal year 2024, and the other related tables and disclosures).”

The Say-on-Pay vote is advisory, and therefore is not binding on us, the Compensation Committee or the Board of Directors. The Board of Directors and the Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officers’ compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

In keeping with the preference expressed by our stockholders at our 2019 Annual Meeting of Stockholders, our Board has adopted a policy of holding say-on-pay votes every year until the Company is required to hold another advisory vote on the frequency of Say-on-Pay votes, which will occur no later than our 2025 Annual Meeting. The next say-on-pay vote will also occur at our 2025 Annual Meeting.

24  iBio, Inc.

Proposal 3 Advisory Vote on the Approval of Executive Compensation

Required Vote

The affirmative vote of holders of shares of stock having a majority of the votes cast by the holders of the shares present or represented and voting on this proposal is required to approve, on an advisory basis, the compensation of the Company’s named executive officers. Since abstentions and broker non-votes are not considered votes cast on this proposal, they will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

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Executive Compensation

EXECUTIVE OFFICERS

Who Are Not Directors

Set forth below is certain information regarding the executive officers of the Company who do not serve as directors, including their ages, their positions with our Company and a brief biographical description.

			Served as an
Name	Age	Position	Officer Since

Felipe Duran	45	Chief Financial Officer	June 22, 2023

Marc Banjak	47	Chief Legal Counsel	August 14, 2024

Felipe Duran, 45

BACKGROUND

Felipe Duran has been iBio’s Chief Financial Officer (CFO) since June 2023 and prior thereto from January 20, 2023 he served as iBio’s interim Chief Financial Officer and prior to that Mr. Duran was iBio’s Vice President of Financial Planning and Analysis (“FP&A”) from April 2021 to February 2023 and then as the Company’s Interim CFO from February 2023 through June 2023. Previously, Mr. Duran served as the Executive Director (CFO), of Lupin Latin America, a subsidiary of Lupin Pharmaceuticals, the third-largest generic pharmaceutical company in the United States, from May 2016 to May 2021. Prior to joining Lupin Pharmaceuticals, he held numerous strategy positions at Teva Pharmaceuticals in both its growth markets and Latin America offices. Mr. Duran also worked as a Manager, FP&A for both Bupa and Noven Pharmaceuticals. Mr. Duran holds a B.A. in Finance and an M.B.A from the University of Miami.

Arc
Marc Banjak, 47

BACKGROUND

Marc Banjak has been iBio’s Chief Legal Officer (CLO) since August 2024 and prior thereto from February 21, 2022 he served as iBio’s General Counsel and Corporate Secretary.  Mr. Banjak previously served as the first general counsel of both Istari Oncology, a privately-held company, and Dova Pharmaceuticals, then a publicly traded company, leading the legal and compliance functions within both organizations. While at Dova, Mr. Banjak advised the company through the acquisition of Dova by Swedish Orphan Biovitrum AB. Prior to that, Mr. Banjak worked as an attorney at PRA Health Sciences, B. Braun Medical, and PPD.  Prior to entering the biotechnology and contract research industries, Mr. Banjak served as an active-duty officer in the U.S. Air Force in a variety of legal roles.  Mr. Banjak is admitted to the Colorado state bar. Mr. Banjak earned his JD from the University of Denver School of Law and a BA in Psychology from Franklin and Marshall College.

26  iBio, Inc.

Executive Compensation

Executive

Compensation

Introduction

The Compensation Committee of our Board of Directors administers our compensation program for executive officers. This section discusses the principles underlying our policies and decisions with respect to the compensation of our executive officers named in the “Summary Compensation Table,” who are referred to as our named executive officers (NEOs). For fiscal year 2024, our NEOs are:

DR. MARTIN B. BRENNER	FELIPE DURAN
Chief Executive Officer and Chief Scientific Officer	Chief Financial Officer

Executive Transitions

On January 20, 2023, Dr. Brenner was appointed as the Company’s Interim CEO. On June 22, 2023, Dr. Brenner was appointed as permanent CEO.

On January 23, 2023, Mr. Duran, who was serving as the Company’s VP of Financial Planning and Analysis, accepted an offer letter from the Company to serve as the Company’s Interim CFO, effective as of February 13, 2023. On June 22, 2023, Mr. Duran was appointed as permanent CFO.

Compensation Philosophy

At iBio we want employees to share in the success of the Company while being challenged and motivated to perform to the best of their abilities. The Compensation Committee believes that compensation programs should include short-term and long-term components, including cash and equity-based compensation, and should encourage and reward performance as measured against pre-established goals. The Compensation Committee evaluates both performance and compensation to make sure that compensation provided to executives of the Company remains competitive relative to compensation paid by companies of similar size and stage of development operating in our industry, considering the Company’s relative performance and strategic goals. The Compensation Committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation but views each element as related but distinct.

Say-on-Pay and Compensation Roadmap

As part of the Compensation Committee’s annual review of the executive compensation program, it considers the outcome of the annual advisory vote of stockholders. At the 2023 annual stockholder meeting, approximately 64% of the “say on pay” votes cast were in favor of the compensation of the Company’s NEOs in fiscal year 2023.

In light of our evolving business strategy and taking into consideration the results of the 2023 “say on pay” vote, our compensation roadmap has developed (and continues to develop) to reflect best compensation practices and investor feedback. A few highlights of the evolution of our pay program are as follows:

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Executive Compensation

	Fiscal 2022	Fiscal 2023
CEO Contract	CEO is party to a market-based employment contract without legacy contractual obligations and will participate in annual cycle equity grants	Former CEO’s employment contract terminated with his resignation; new permanent CEO employment contract aligns with those of other Company executives and market practice
Annual Incentive Plan	Annual cash incentive plan is formulaic, with pre-defined goals and payout levels	Annual cash incentive plan continues to be pre-determined to align with our FY23 strategic priorities
Equity Grant Process	Implemented formal equity grant process; NEOs received first annual cycle equity awards	NEOs continue to receive annual cycle equity awards in the form of stock options and restricted stock units
Recoupment Policy	Recoupment policy within the 2020 Plan

Maintained existing policy and adopted a clawback policy which requires the clawback of erroneously awarded incentive-based compensation of past or current executive officers in compliance with Dodd-Frank

Pay Disclosure	Detailed discussion of Company’s pay program	Continued to provide fulsome disclosure regarding our executive pay program

Positive Pay Practices

In addition, the following features of our compensation program are designed to align the interests of our executive team with those of our stockholders and with market best practice:

What We Do	What We Don’t Do
Grant compensation that is primarily at-risk and variable	Allow hedging or pledging of Company stock
Subject short-term incentive compensation to measurable and rigorous goals	Stock plan prohibits repricing of stock options without shareholder approval
Use an independent compensation consultant	Provide excessive perquisites
Cap annual cash incentive payments at 150% of target and stock options do not provide value unless there is a stock price increase	Provide supplemental executive retirement plans
Structure compensation to avoid excessive risk taking	Pay tax gross-ups on a change in control
Provide competitive compensation that is compared against an industry peer group	Provide “single trigger” change in control payments
Have a recoupment policy	Provide excessive severance benefits

28  iBio, Inc.

Executive Compensation

Compensation Evaluation Processes

The Compensation Committee considers a number of factors in setting compensation for its executive officers, including Company performance, the executive’s functional performance, experience and responsibilities, and the compensation of executive officers in similar positions in our peer group of companies.

Independent Consultant; Peer Group and Benchmarking

The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. From August 2020 through August 2024, the Compensation Committee engaged FW Cook as its independent advisor to review our executive compensation programs and to assess our executive officers’ base salaries, incentive opportunities, target and actual total cash, long-term incentive value and total direct compensation from a competitive standpoint. For fiscal year 2024, the Compensation Committee assessed the independence of FW Cook pursuant to SEC rules and the corporate governance rules of the NYSE and concluded that no conflict of interest exists that would prevent FW Cook from independently advising the Compensation Committee.

In January 2022, FW Cook assisted the Compensation Committee in selecting a peer group of 16 companies for purposes of benchmarking the fiscal year 2023 executive compensation program. The companies included in the peer group are in the pharmaceutical, biotechnology or life sciences industry, had a market cap within a targeted range of our market cap, had common business characteristics with us, and are our business and/or labor market competitors. At the time the peer group was approved, we had a market cap positioned at the 28th percentile of the peer group (based on peer market cap at time of analysis).  The approved peer group consisted of the following companies:

Agenus	Dyadic	NightHawk Biosciences
Alanos Therapeutics	Dynavax	Savara
Arcturus Therapeutics	Karyopharm	Sorrento Therapeutics
CEL-SCI	MediciNova	Sutro Biopharma
Corbus	Morphic	Y -mAbs Therapeutics
CytomX Therapeutics

The Company did not make any changes to the 2024 peer group.

The Compensation Committee uses the peer group compensation data as one of several factors in determining appropriate compensation parameters for base salary, variable cash compensation and equity-based, long-term incentives. The Compensation Committee’s executive compensation decisions are made on a case-by-case basis, and specific benchmark results do not, in and of themselves, determine individual target compensation decisions.

Elements of Executive Compensation

Direct compensation for executives consists of three principal components: base salary, potential annual cash incentive bonus, and long-term equity incentives.

BASE SALARY

Base salary represents the fixed portion of an executive officer’s compensation and is intended to provide compensation for day-to-day performance. The Compensation Committee believes that a competitive base salary is a necessary element of any compensation program that is designed to attract and retain talented and experienced executives. Each executive officer’s base salary is initially determined upon hire or promotion based on the executive officer’s responsibilities, prior experience, individual compensation history and salary levels of other

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Executive Compensation

executives within the Company and similarly situated executives within our peer group. Base salary is typically reviewed annually.

The table below reflects annual base salaries for the NEOs as of the end of fiscal year 2024.

FY2024 Base
Salary
($)

Dr. Martin B. Brenner	$522,365
Felipe Duran	$360,500

ANNUAL CASH INCENTIVE BONUSES

The Compensation Committee believes that performance-based cash incentive bonuses play an important role in providing incentives to executives to achieve annual corporate goals. Fiscal 2024 reflected the continuation of a formulaic plan.

The target annual incentive bonuses in fiscal year 2024 were as follows in the table below. The bonus target percentages for Dr. Brenner and Mr. Duran were set in connection with the negotiation of their employment agreements during fiscal year 2021 and fiscal year 2023, respectively, and were pro-rated for the portion of the year they served the Company in their various roles. Actual bonuses were determined based on the Compensation Committee’s assessment of performance. The performance goals for our named executive officers were established by our Compensation Committee. Bonuses for fiscal year 2024 were subject to a formulaic framework with the following categories and weightings: execute strategic deals (pipeline & platform) (35%), increase cash runway (35%), complete transformation from a plant-based CDMO to an AI enabled biotech (15%), increase pipeline value and develop platform to drive new vision and mission of the Company (15%). We have not disclosed the specific performance goals because we believe this disclosure would reveal confidential strategic objectives and information that is not otherwise publicly disclosed by us and would result in competitive harm to us. The strategic measures were designed to be “stretch” goals that were achievable with what we believe represented an elevated level of effort and performance. Payouts could be earned at up to 150% of target, based on actual performance. Final payouts for the NEOs were approved at 100% of target as described in the below table:

			FY24	FY24
		FY24	Target	Actual
		Bonus Target	Bonus	Bonus
	FY24	(as % of	Annualized	(Pro-rated)
	Base Salary	Base Salary)	($)	($)

Dr. Martin B. Brenner	$522,365	40%	$208,946	$208,946
Felipe Duran	$360,500	40%	$144,200	$144,200

LONG-TERM EQUITY INCENTIVES

Our primary long-term incentive compensation vehicle is stock options. The number of equity awards granted is based on the executive’s position, the executive’s performance in the prior year (if applicable), the Company’s overall performance, the executive’s potential for continued sustained contributions to our success, and competitive market information. Based on market data provided by FW Cook, the Compensation Committee considers the equity grant levels of the peer group, including awards granted as a percent of outstanding shares when recommending equity awards for executive officers.

We grant options based on our belief that they naturally align executives with the creation of stockholder value and are the best long-term incentive vehicle to retain and promote our Company culture. The Compensation Committee believes that stock options are inherently performance-based, incentivize employees to make decisions that support long-term success, and are appropriate and advantageous for the following additional reasons:

●	Value is only realized if the stock price increases, thereby aligning the interests of executives with those of stockholders.
●	Stock options have greater downside risk than full-value awards, as they do not provide any value to the holder if the stock price declines below the exercise price (determined as of the date of grant).

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Executive Compensation

●	The ten-year term of options gives executives the opportunity to realize value over a long period of time, which promotes long-term thinking and value creation.
●	Stock options are well understood and help attract and retain employees who contribute to the Company.

On April 25, 2024, Mr. Duran was granted a stock option agreement to purchase 35,800 shares of the Company’s Common Stock at an exercise price of $1.72 per share. This award vests 25% after one year and then in equal quarterly installments over a 36-month period. Additionally, on May 9, 2024, Mr. Duran was granted a stock option agreement to purchase 90,000 shares of the Company’s Common Stock at an exercise price of $1.88 per share. This award vests in equal quarterly installments over three years.

On May 9, 2024, Dr. Brenner was granted a stock option agreement to purchase 110,000 shares of the Company’s Common Stock at an exercise price of $1.88 per share. This award vests 25% after one year and then in equal quarterly installments over a 36-month period.  Additionally, on May 9, 2024, Dr. Brenner was granted a stock option agreement to purchase 147,300 shares of the Company’s Common Stock at an exercise price of $1.88 per share. This award vests in equal quarterly installments over three years.

All of the annual cycle equity grants in fiscal year 2024 were made in time-based stock options.

Additional Policies and Benefits

Equity Grant Policies. Executives’ stock options are granted with an exercise price based on the fair market value on the date of grant. Equity grants to executives currently are made pursuant to our 2023 Omnibus Incentive Plan (the “2023 Plan”). We do not coordinate the grant of equity awards to the timing of releases of material non-public information, either positive or negative, about our Company.

Restrictions on Hedging or Pledging. The Company’s Insider Trading Policy prohibits directors, officers and employees from (1) pledging Company securities that involves pledging (or hypothecating) Company securities as collateral for a loan and (2) engaging in hedging or monetization transactions, including the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, and may permit a holder to continue to own Company securities but without the full risks and rewards of ownership.

The Company’s Insider Trading Policy also provides that no director, officer or employee (or any other person, such as a consultant or contractor, designated by the Company as subject to the Inside Trading Policy) may engage in any of the following activities with respect to the Company’s securities: trading in the Company’s securities on a short-term basis (i.e., shares of the Company’s Common Stock purchased in the open market must be held for a minimum of six months and ideally longer; however, this rule does not apply to sales made following the exercise of options that were granted by the Company or to sales of shares purchased through the Company’s equity incentive plans); purchases of Company securities on margin; short sales of the Company’s securities; and buying or selling puts or calls on Company securities.

Clawback/Recoupment Policy. The Board has adopted a clawback policy which requires the clawback of erroneously awarded incentive-based compensation of past or current executive officers awarded during the three full fiscal years preceding the date on which the issuer is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the federal securities laws. There is no fault or misconduct required to trigger a clawback.

The Compensation Committee shall determine, in its sole discretion, the timing and method for promptly recouping such erroneously awarded compensation, which may include without limitation: (a) seeking reimbursement of all or part of any cash or equity-based award, (b) cancelling prior cash or equity-based awards, whether vested or unvested or paid or unpaid, (c) cancelling or offsetting against any planned future cash or equity-based awards, (d) forfeiture of deferred compensation, subject to compliance with Section 409A of the Internal Revenue Code (the “Code”) and the regulations promulgated thereunder, and (e) any other method authorized by applicable law or contract. Subject to compliance with any applicable law, the Compensation Committee may affect recovery under this policy from any amount otherwise payable to the executive officer, including amounts payable to such individual under any otherwise applicable Company plan or program, including base salary, bonuses or commissions and compensation previously deferred by the executive officer.

Post-employment Compensation. Our NEOs are entitled to certain severance and change in control benefits, the terms of which are described below under “Employment Agreements.” These severance and change in control benefits are an essential element of the overall executive compensation package and assist the Company in

Proxy Statement  31

Executive Compensation

recruiting and retaining talented individuals and aligning the executive’s interests with the best interests of the stockholders.

Other Benefits. The Company provides certain additional benefits to executive officers that are also generally available to employees, including medical, dental, vision and life insurance coverage, 401(k) matching contributions; however, the Compensation Committee in its discretion may revise, amend or add to these benefits.

Tax and Accounting Considerations. The Compensation Committee reviews and considers the various tax and accounting implications of the compensation programs we utilize.

Deductibility of Executive Compensation. Section 162(m) of the Code denies a publicly traded corporation a federal income tax deduction for remuneration in excess of $1 million per year per person paid to executives designated in Section 162(m) of the Code, including, but not limited to, its chief executive officer, chief financial officer, and the next three highly compensated executive officers. However, we believe that maintaining the discretion to provide compensation that is non-deductible allows us to provide compensation tailored to the needs of our Company and our named executive officers and is an important part of our responsibilities and benefits our stockholders.

Accounting for Stock-Based Compensation. We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“ASC Topic 718”) for our stock-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based awards made to employees and directors, including stock options and restricted stock units, based on the grant-date fair value of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our executive officers may never realize any value from their awards.

32  iBio, Inc.

Executive Compensation

Summary Compensation Table for Fiscal Year 2024

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers for all services rendered in all capacities to us and our subsidiaries during the fiscal years noted below:

						Non-Equity	All
	Fiscal			Stock	Option	Incentive	Other
Name and Principal Position	Year	Salary	Bonus	Awards(1)	Award(s)(1)	Compensation (2)	Compensation	Total

Dr. Martin B. Brenner (3)	2024	$522,365	$—	$—	$518,286	$208,946	$21,689	$1,271,286
Chief Executive Officer and Chief Scientific Officer	2023	$457,553	$250	$316,359	$175,504	$110,916	$8,592	$1,069,174

Felipe Duran (4)	2024	$360,500	$—	$—	$248,646	$144,200	$8,524	$761,870
Chief Financial Officer	2023	$318,765	$140,250	$78,000	$75,216	$73,100	$14,329	$699,660

(1)	Reflects the aggregate grant date fair value computed in accordance with ASC 718. The value assumption used in determining such amounts are described in Note 19 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2024.
(2)	The amounts reported represent actual bonuses earned for performance during the applicable year by our named executive officers based upon the achievement of our corporate objectives for such year, as described under “Annual Cash Incentive Bonuses.”
(3)	All Other Compensation for fiscal year 2024 included the Company’s contributions to a Company sponsored qualified retirement plan of $21,689 and $8,524 for Messrs. Brenner and Duran, respectively.
(4)	Dr. Brenner was appointed Chief Scientific Officer effective January 18, 2021 and Chief Executive Officer in June 2023.
(5)	Mr. Duran was appointed Chief Financial Officer in June 2023.

Outstanding Equity Awards at Fiscal Year-End (June 30, 2024)

The following table provides information about the number of outstanding equity awards (post reverse split effected in November 2023) held by each of our named executive officers as of June 30, 2024:

	Number of	Number of
	securities	securities				Number of	Market value
	underlying	underlying				shares or	of shares or
	unexercised	unexercised		Option	Option	units of stock	units of stock
	options	options	Grant	Exercise	Expiration	that have	that have
Name	exercisable	unexercisable	Date	Price	Date	not vested	not vested(5)

Dr. Martin B. Brenner (1)	812	188	1/18/21	$735.00	1/18/31	—	$—
Dr. Martin B. Brenner (1)	962	438	8/23/21	$630.00	8/23/31	—	$—
Dr. Martin B. Brenner (1)	612	788	8/29/22	$140.00	8/29/32	—	$—
Dr. Martin B. Brenner (1)	—	6,000	8/23/23	$7.00	8/23/33	—	$—
Dr. Martin B. Brenner (1)	—	147,300	5/9/24	$1.88	5/9/34	—	$—
Dr. Martin B. Brenner (2)	—	110,000	5/9/24	$1.88	5/9/34	—	$—
Felipe Duran (1)	105	35	5/4/21	$645.00	5/4/31	—	$—
Felipe Duran (1)	34	16	8/23/21	$630	8/23/31	—	$—
Felipe Duran (1)	262	338	8/29/22	$140	8/29/32	—	$—
Felipe Duran (1)	—	3,000	8/23/23	$7.00	8/23/33	—	$—
Felipe Duran (1)	—	35,800	4/25/24	$1.72	4/25/34	—	$—
Felipe Duran (2)	—	90,000	5/9/24	$1.88	5/9/34	—	$—

(1)	The options vest twenty-five percent on the first anniversary of the grant dates and then pro-rata on a quarterly basis thereafter.
(2)	The options vest quarterly over three years.

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Executive Compensation

Employment Agreements

We have entered into employment agreements with our executive officers, the material terms of which are set forth below.

Dr. Martin B. Brenner

On December 23, 2020, the Company entered into an employment agreement (the “Brenner Employment Agreement”) with Dr. Martin Brenner to serve as the Company’s CSO, effective as of January 18, 2021. In addition to a base salary of $405,000 for serving as the Company’s CSO (which was increased as described below) and a discretionary incentive bonus with a target of 40% of his annual base salary while serving as Interim CEO. Dr. Brenner received a monthly cash stipend of $7,500 as part of Dr. Brenner serving as Interim CEO. Dr. Brenner was also granted RSUs to acquire 6,500 (post reverse split effected in November 2023) shares of the Company’s Common Stock, which RSUs shall vest pro rata over a twelve-month period, such vesting to terminate when Dr. Brenner is no longer serving as the Company’s Interim CEO. The grant-date fair value of the RSUs totaled approximately $91,000. On November 11, 2022, Dr. Brenner was granted RSUs to acquire 4,767 (post reverse split effected in November 2023) shares of Common Stock in exchange for Dr. Brenner’s agreement to continue employment with the Company through July 1, 2023, whereby such RSUs would vest on the earlier of (i) July 1, 2023, or (ii) the successful achievement of the Company’s 2023 objectives, as defined by the Board of Directors.

The Brenner Employment Agreement provides for an initial grant of options to purchase 1,000 (post reverse splits effected in October 2022 and November 2023) shares of our Common Stock (the “Brenner Option”) to Dr. Brenner pursuant to the 2020 Plan, with an exercise price at the fair market value on the date of grant, as determined by our Board of Directors. The Brenner Option vests ratably as follows: (1) 25% of the options granted will vest after one year of employment with the Company; and (2) after one year of employment with the Company, 6.25% of the options granted will vest for each additional three (3) months of employment, subject to the conditions of the 2020 Plan and the stock option grant agreement. The Brenner Employment Agreement also provides that Dr. Brenner is eligible for additional grants of equity compensation from time to time, in a similar manner to other similarly situated executives, subject to the Company’s grant policy and applicable approvals of grants. The Company also provides Dr. Brenner with directors’ and officers’ liability insurance.

On June 26, 2023, the Board approved including the monthly cash stipend of $7,500 Dr. Brenner received while serving as Interim CEO as part of his annual base salary for serving as permanent CEO, for an annual base salary of $507,150. In addition, upon appointment as the Company’s permanent CEO, 3,791 RSUs terminated because Dr. Brenner was no longer serving as Interim CEO. On June 26, 2023, Dr. Brenner was granted RSUs to acquire 3,791 shares of the Company’s Common Stock, which RSUs vested pro rata over a seven-month period. The grant-date fair value of the RSUs totaled approximately $51,566.

On July 23, 2024, we entered into an amended and restated employment agreement (the “Restated Brenner Employment Agreement”), effective as of July 1, 2024 with Dr. Brenner. Pursuant to the Restated Brenner Employment Agreement, Dr. Brenner’s base salary was set at $522,365 (the “Base Salary”) and his bonus target was increased, effective for fiscal year 2025, to 50% of the Base Salary.

The Restated Brenner Employment Agreement provides that Dr. Brenner is eligible to participate in all benefit and fringe benefit plans generally made available to the Company’s other executive officers.

Dr. Brenner’s employment is on an “at will” basis and may be terminated at any time by him or the Company. If Dr. Brenner is terminated for any reason or no reason, he is entitled to receive the following standard termination benefits: his accrued and unpaid base salary, any unreimbursed expenses accrued through the termination date, any earned but unpaid annual bonus from a prior year and any amounts payable under any benefit plans in which he was a participant.

In the event of a termination by Dr. Brenner for Good Reason (as defined in the Restated Brenner Employment Agreement) or by the Company without “Cause” (as defined in the Restated Brenner Employment Agreement), in addition to the standard termination benefits Dr. Brenner will receive: (i) an amount equal to his then current base salary for  twelve months, to be paid out in equal installments in accordance with the Company’s regular payroll dates; (ii) a pro rata share of any bonus earned by him during the fiscal year in which the separation occurs based on the actual attainment of metrics upon which the bonus is calculated (as determined by the Board of Directors) to be paid in a lump sum at the time the Company pays bonuses to similarly-situated employees; and (iii) if Dr. Brenner elects continuation coverage for health insurance under COBRA, the Company will pay the full cost of this benefit for a period of twelve (12) months following the termination.

34  iBio, Inc.

Executive Compensation

The Restated Brenner Employment Agreement further provides that in the event of a termination by Dr. Brenner for good reason within twelve months after a “Sale Event” (as defined in the Company’s 2023 Omnibus Incentive Plan (the “2023 Plan”)) or by the Company without cause one month prior or twelve months after a Sale Event, in addition to the standard termination benefits Dr. Brenner will receive: (i) an amount equal to his then current base salary for eighteen months, paid out in equal installments in accordance with the Company’s regular payroll dates; (ii) an amount equal to the target bonus for which Dr. Brenner would have been eligible during the Company fiscal year in which he terminates employment, to be paid within thirty (30) days of his execution of a separation agreement; (iii) vesting of any unvested time-vested equity awards held by him and (iv) if he elects continuation coverage for health insurance under COBRA, the Company will pay the full cost of this benefit for a period of eighteen (18) months following the termination.

Severance payments begin upon expiration of the revocation period under a general release of claims.

Dr. Brenner has agreed to assign to the Company all of his rights in any Inventions, including all Intellectual Property Rights (as such terms are defined in the employment agreements) that are made, conceived or reduced to practice, in whole or in part, alone or with others, by him during his employment with the Company and has agreed to certain non-solicitation terms.

Felipe Duran

On January 23, 2023, Mr. Duran accepted an offer letter from the Company to serve as the Interim CFO (the “Duran Offer Letter”), effective as of February 13, 2023. Upon his appointment to the position of Interim CFO, Mr. Duran’s base salary was increased from $300,000 to a base salary of $350,000, and he was eligible for a discretionary incentive bonus with a target of 40% of his annual base salary and was  granted a $140,000 special incentive bonus (40% of his fiscal year 2023 annualized salary) in exchange for his agreement to continue employment with the Company through the earlier of: (a) July 1, 2023, or (b) the successful achievement of the Company’s 2023 objectives, as defined by the Board of Directors minus any retention bonus he is paid during the fiscal year 2023. Before his appointment as the Company’s Interim CFO, Mr. Duran became eligible to receive a retention bonus of $70,000 in exchange for Mr. Duran’s agreement to continue employment with the Company through March 31, 2023. Mr. Duran was appointed our permanent CFO in June 2023. We also provide Mr. Duran with directors’ and officers’ liability insurance.

Mr. Duran’s employment is on an “at will” basis and may be terminated at any time by Mr. Duran or the Company. If Mr. Duran separates from employment for any reason or no reason, he is entitled to receive his accrued and unpaid base salary, any unreimbursed expenses and benefits accrued through the termination date. If the Company terminates Mr. Duran’s employment for reasons other than for “Cause” (as defined in the Duran Offer Letter), the Company is required to pay the accrued and unpaid base salary, any unreimbursed expenses and benefits accrued through the termination/separation date and provided, that Mr. Duran executes and does not revoke a separation agreement in form acceptable to the Company, Mr. Duran will receive (1) an amount equal to his base salary for nine months, (2) a pro rata share of any bonus earned by him during the Company’s fiscal year in which he was terminated, within thirty (30) days of his execution of a separation agreement, and (3) payment of the full amount of all premiums for continued health benefits (including COBRA) under the Company’s health plans for a period of nine (9) months following the termination.

If Mr. Duran’s employment is terminated without Cause within twelve (12) months after a Change of Control (as defined in the Company’s equity incentive plan), provided Mr. Duran executes and does not revoke a separation agreement in a form acceptable to the Company, Mr. Duran will be entitled to receive: (1) an amount equal to his base salary for twelve months, (2) an amount equal to the target bonus for which he would have been eligible during the Company’s fiscal year in which he was terminated, within thirty (30) days of his execution of a separation agreement, (3) immediate vesting of 100% of any unvested time-vested equity awards held by him at such time, and (4) payment of the full amount of all premiums for continued health benefits (including COBRA) under the Company’s health plans for a period of twelve (12) months following the termination.

Mr. Duran has agreed to assign to the Company all of his rights in any Inventions, including all Intellectual Property Rights (as such terms are defined in his agreement) that are made, conceived or reduced to practice, in whole or in part, alone or with others, by him during his employment with the Company and agreed to certain non-compete and non-solicitation terms.

Proxy Statement  35

Executive Compensation

Officer Severance Benefit Plan

On May 9, 2024, our Board adopted our Officer Severance Benefit Plan (the “Severance Benefit Plan”) which provides severance benefits in connection with a “Qualifying Termination” for officers designated as eligible participants thereunder, which currently includes Dr. Brenner and Mr. Duran. A Qualifying Termination is defined as a resignation for Good Reason or an Involuntary Termination Without Cause (as such terms are defined in the Severance Benefit Plan).  Pursuant to the Severance Benefit Plan, if the Company’s Chief Executive Officer is a participant in the Severance Benefit Plan and is terminated in a Qualifying Termination then, upon execution of a general waiver and release, he or she will be entitled to (i) a cash payment paid in equal installments  in the amount of 18 months of the then-effective base salary of such Chief Executive Officer if such Qualifying Termination is a Sale Event Related Termination (as such term is defined in the Severance Benefit Plan) or 12 months of the then-effective base salary if such Qualifying Termination is a Non-Sale Event Related Termination (as such term is defined in the Severance Benefit Plan); (ii) plus a lump sum equal to 150% of such person’s target bonus percentage if such Qualifying Termination is a Sale Event Related Termination or 100% of such person’s target bonus percentage pro- rated during the fiscal year of the Qualifying Termination if such Qualifying Termination is a Non-Sale Event Related Termination; (iii) the full amount of his or her COBRA premiums for the period which the participant is paid severance; and (iv) if the Qualifying Termination is a Sale Event Related Termination, the vesting and exercisability of all outstanding Time-Based Vesting Equity Awards and Performance-Based Vesting Equity Awards (as such terms are defined in the Severance Benefit Plan) that are held by such person on such date shall be accelerated in full as of the date of such Sale Event Related Termination and the vesting of any other equity awards granted to the participant by the Company, and any issuance of shares triggered by the vesting of such equity awards, shall be accelerated in full as of the date of such Sale Event Related Termination. For purposes of determining the number of shares that will vest with respect to any Performance-Based Vesting Equity Awards for which the performance period has not ended and that has multiple vesting levels depending upon the level of performance, vesting acceleration with respect to any ongoing performance period(s) shall occur with respect to the number of shares subject to the award as if the applicable performance criteria had been attained at a 100% level or, if greater, based on actual performance as of the Sale Event Related Termination. Pursuant to the Severance Benefit Plan, if an Executive Officer other than the Chief Executive Officer is a participant in the Severance Benefit Plan and is terminated in a Qualifying Termination then, upon execution of a general waiver and release, he or she will be entitled to (i) a cash payment paid in equal installments in the amount of 12 months of the then-effective base salary of such executive officer if such Qualifying Termination is a Sale Event Related Termination or  9 months of the then-effective base salary if such Qualifying Termination is a Non-Sale Event Related Termination; (ii) plus a lump sum equal to 100% of such person’s target bonus percentage if such Qualifying Termination is a Sale Event Related Termination or 100%  of such person’s target bonus percentage pro- rated during the fiscal year of the Qualifying Termination if such Qualifying Termination is a Non-Sale Event Related Termination; (iii) the full amount of his COBRA premiums for the period which the participant is paid severance; and (iv) if the Qualifying Termination is a Sale Event Related Termination, the vesting and exercisability of all outstanding Time-Based Vesting Equity Awards and Performance-Based Vesting Equity Awards (as such terms are defined in the Severance Benefit Plan) that are held by such person  on such date shall be accelerated in full as of the date of such Sale Event Related Termination and the vesting of any other equity awards granted to the participant by the Company, and any issuance of shares triggered by the vesting of such equity awards, shall be accelerated in full as of the date of such Sale Event Related Termination. For purposes of determining the number of shares that will vest with respect to any Performance-Based Vesting Equity Awards for which the performance period has not ended and that has multiple vesting levels depending upon the level of performance, vesting acceleration with respect to any ongoing performance period(s) shall occur with respect to the number of shares subject to the award as if the applicable performance criteria had been attained at a 100% level or, if greater, based on actual performance as of the Sale Event Related Termination.

36  iBio, Inc.

Proposal 4 Pay Versus Performance

Pay Versus Performance

The table below shows compensation actually paid (as defined by the SEC in Item 402(v) of Regulation S-K) for our executives and our financial performance for the years shown in the table. For purposes of this discussion, our CEO is also referred to as our principal executive officer or “PEO” and our other Named Executive Officers are referred to as our “Non-PEO NEOs.”  We are permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws.  Accordingly, we have not included a tabular list of financial performance measures, and the table below does not include a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K.  For further information regarding our compensation philosophy and how we seek to align executive compensation with the Company’s performance, refer to “Executive Compensation.”

							Value of
							Initial Fixed
					Average		$100
					Summary	Average	Investment
					Compensation	Compensation	Based on
	Summary Compensation Table		Compensation Actually Paid to		Table Total for	Actually Paid	Total
	Total for PEO ($)[1,2]		PEO ($)[1,3]		Non-PEO	to Non-PEO	Shareholder	Net Income
Fiscal Year	PEO - Isett	PEO - Brenner	PEO - Isett	PEO - Brenner	NEOs[1,2]	NEOs[1,3]	Return[4]	($ Millions)[5]

2024	$—	$1,271,286	$—	$1,179,292	$761,870	$742,380	$0.28	$(24.91)
2023	$1,670,498	$1,069,174	$189,265	$629,453	$630,739	$336,310	$1.62	$(65.01)
2022	$3,068,714	$—	$(2,143,039)	$—	$1,247,056	$151,787	$17.48	$(50.30)

(1)	PEOs/NEOs included in these columns reflect the following individuals:

Fiscal Year	PEO	Non-PEO NEOs

2024	Dr. Martin B. Brenner	Felipe Duran
2023	Thomas F. Isett(a), Dr. Martin B. Brenner(b)	Felipe Duran(c), Robert Lutz(d)
2022	Thomas F. Isett	Robert Lutz, Dr. Martin B. Brenner

(a)	Mr. Isett resigned as the Company’s Chief Executive Officer on December 1, 2022.
(b)	Dr. Brenner has served as the Company’s Chief Scientific Officer since January 2021, was appointed as the Company’s Interim CEO on January 20, 2023 and as the Company’s Chief Executive Officer on June 22, 2023. Dr. Brenner was a Non-PEO NEO in fiscal year 2022.
(c)	Mr. Duran was appointed as the Company’s Interim CFO effective as of February 13, 2023 and as the Company’s Chief Financial Officer on June 22, 2023.
(d)	On January 11, 2023, Mr. Lutz resigned as the Company’s Chief Financial Officer effective as of February 10, 2023.
(2)	Amounts reflect the total compensation for our PEO, and on an average basis, our Non-PEO NEOs as set forth in the summary compensation tables in the Company’s proxy statements for fiscal years 2024, 2023 and 2022 (“SCT”).

Proxy Statement  37

Proposal 4 Pay Versus Performance

(3)	The following tables illustrate the adjustments to the SCT total compensation for our PEOs, as well as the average for our other NEOs, to determine “compensation actually paid”, as computed in accordance with Item 402(v). Amounts do not reflect actual compensation earned by or paid to our NEOs during the applicable year.

PEO (Brenner)
Reconciliation of Summary Compensation Table Total to	Fiscal Year
Compensation Actually Paid for PEO	June 30, 2024 ($)

Summary Compensation Table Total	$1,271,286

Minus: Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year	$518,286

Plus: Fair Value at Fiscal Year-End of Outstanding and Unvested Option and Stock Awards Granted in Fiscal Year	$487,095

Plus: Change in Fair Value of Outstanding and Unvested Option and Stock Awards Granted in Prior Fiscal Years	$(11,538)

Plus: Fair Value at Vesting of Option and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$—

Plus: Change in Fair Value as of Vesting Date of Option and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(49,265)

Minus: Fair Value as of Prior Fiscal Year-End of Option and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—

Plus: Value of Dividends or Other Earnings Paid on Option and Stock Awards Not Otherwise Reflected in Total Compensation	$—

Compensation Actually Paid	$1,179,292

Reconciliation of Average Summary Compensation Table Total to Average Compensation Actually Paid for Non-PEO NEOs	Fiscal Year June 30, 2024 ($)

Summary Compensation Table Total	$761,870

Minus: Grant Date Fair Value of Option and Stock Awards Granted in Fiscal Year	$248,646

Plus: Fair Value at Fiscal Year-End of Outstanding and Unvested Option and Stock Awards Granted in Fiscal Year	$246,660

Plus: Change in Fair Value of Outstanding and Unvested Option and Stock Awards Granted in Prior Fiscal Years	$(3,435)

Plus: Fair Value at Vesting of Option and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$—

Plus: Change in Fair Value as of Vesting Date of Option and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$(14,069)

Minus: Fair Value as of Prior Fiscal Year-End of Option and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—

Plus: Value of Dividends or Other Earnings Paid on Option and Stock Awards Not Otherwise Reflected in Total Compensation	$—

Compensation Actually Paid	$742,380

For purposes of the above adjustments, the fair value of equity awards on the applicable date were determined in accordance with ASC Topic 718, using valuation methodologies that are generally consistent with those used to determine the grant-date fair value for accounting purposes.  For more information, please see the notes to our

38  iBio, Inc.

Proposal 4 Pay Versus Performance

financial statements in our Annual Report on Form 10-K and the footnotes to the Summary Compensation Table of this proxy statement.

(4)	Total Shareholder Return (TSR) represents the cumulative return on a fixed investment of $100 in the Common Stock of iBio, Inc., at the beginning of the measurement period.
(5)	The dollar amounts reported represent the net income reflected in the Company’s audited financial statements for the applicable year.

Relationship between CAP vs. Cumulative TSR of Company

The following chart illustrates the relationship between compensation actually paid (CAP) for our PEO and the average CAP for our Non-PEO NEOs against our TSR:

Proxy Statement  39

Proposal 4 Pay Versus Performance

Relationship between CAP vs. Net Income

The following chart illustrates the CAP for our PEO and the average CAP for our Non-PEO NEOs against our net income:

All information provided above under the heading “Pay Versus Performance” will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

40  iBio, Inc.

Security Ownership of Certain Beneficial Owners and Management

Security Ownership of

Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of our common stock as of October 9, 2024, the Record Date, by:

●	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our Common Stock;
●	each of the named executive officers listed in the Summary Compensation Table;
●	each of our directors and director nominees; and
●	all of our current executive officers and directors as a group.

As of October 9, 2024, we had 9,137,895 shares of Common Stock outstanding.

Except as otherwise indicated, to our knowledge, the beneficial owners of our Common Stock listed below have sole investment and voting power with respect to such shares. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o iBio, Inc. 11750 Sorrento Valley Road, Suite 200, San Diego, California 92121.

		Percentage of
	Number of shares	shares
	beneficially	beneficially
Name and address of beneficial owner	owned(1)	owned(1)

Named Executive Officers and Directors:
David Arkowitz	—	—
Dr. Martin B. Brenner (2)	32,195	*	%
William D. Clark (3)	418	*	%
Felipe Duran (4)	18,384	*	%
General (Ret.) James T. Hill (5)	321	*	%
Dr. Alexandra Kropotova (3)	418	*	%
António Parada	—	—
Evert Schimmelpennink (3)	418	*	%
Gary Sender (3)	418	*	%
All current executive officers and directors as a group (9 persons)	52,572	*	%
5% Stockholders other than executive officers and directors
ADAR1 Partners, LP (6)	930,963	9.99%
Lynx1 Master Fund LP (7)	918,491	9.99%
Opaleye Management, Inc. (8)	750,000	7.88%
Ikarian Healthcare Master Fund LP, Boothbay Absolute Return Strategies, LP and Boothbay Diversified Alpha Master Fund LP (9)	599,913	6.57%
Woodforest National Bank (10)	1,014,193	9.99%

*	Represents less than one percent (1%) of the outstanding Common Stock.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to shares of our Common Stock. On October 9, 2024, there were 9,137,895 shares of our Common Stock outstanding. Shares of Common Stock issuable under stock options that are exercisable within 60 days after October 9, 2024 are deemed outstanding and are included for purposes of computing the number of shares owned and percentage ownership of the person holding the option but are not deemed outstanding for computing the percentage ownership of any other person.
(2)	Includes 9,125 shares of Common Stock and an aggregate of 23,070 shares of Common Stock underlying options that are vested or will vest within 60 days of October 9, 2024.

Proxy Statement  41

Security Ownership of Certain Beneficial Owners and Management

(3)	Includes 418 shares of Common Stock underlying options that are vested or will vest within 60 days of October 9, 2024.
(4)	Includes 1,948 shares of Common Stock and an aggregate of 16,436 shares of Common Stock underlying options that are vested or will vest within 60 days of October 9, 2024.
(5)	Includes 3 shares of Common Stock and an aggregate of 318 shares of Common Stock underlying options that are vested or will vest within 60 days of October 9, 2024.
(6)	Based upon information provided to the Company by the investor as of October 7, 2024, consists of: (i) 749,903 shares of Common Stock and (ii) 181,060 shares of Common Stock issuable upon the exercise of pre-funded warrants or Series E common warrants, all of which are exercisable within 60 days of October 9, 2024. Does not include an aggregate of 1,175,080 shares of Common Stock issuable upon the exercise of pre-funded warrants and Series E common warrants because ADAR1 Capital Management LLC and its affiliates are prohibited from exercising such pre-funded warrants and Series E common warrants, if, as a result of such exercise, they would beneficially own more than 9.99% of the total number of shares of Common Stock then issued and outstanding immediately after giving effect to the exercise. ADAR1 Capital Management, LLC acts as an investment adviser to, and manages investment and trading accounts of, ADAR1 Fund Partners, LP (“ADAR1 Fund”). ADAR1 Capital Management GP, LLC (“ADAR1 General Partner”) acts as the general partner of ADAR1 Fund. ADAR1 Capital Management and ADAR1 General Partner may be deemed to indirectly beneficially own securities held by ADAR1 Fund. Mr. Daniel Schneeberger is the Manager of ADAR1 Capital Management, LLC and ADAR1 General Partner. Mr. Schneeberger may be deemed to indirectly beneficially own securities held by ADAR1 Fund. The address of ADAR1 Capital Management, LLC is 3503 Wild Cherry Drive, Building 9, Austin, Texas 78738.
(7)	Based upon information provided to the Company by the investor as of October 1, 2024, consists of: (i) 862,279 shares of Common Stock and (ii) 918,491 shares of Common Stock issuable upon the exercise of pre-funded warrants or Series E common warrants, all of which are exercisable within 60 days of October 9, 2024. Does not include an aggregate of 1,288,525 shares of Common Stock issuable upon the exercise of pre-funded warrants and Series E common warrants because Lynx1 Capital Management LP is prohibited from exercising such pre-funded warrants and Series E common warrants, if, as a result of such exercise, it and its affiliates would beneficially own more than 9.99% of the total number of shares of Common Stock then issued and outstanding immediately after giving effect to the exercise. Lynx1 Capital Management LP is the investment manager of Lynx1 Master Fund LP (“Lynx1 Fund”). Mr. Weston Nichols, the sole member of Lynx1 Capital Management GP LLC, the general partner of Lynx1 Capital Management LP, has sole voting and investment control over the shares held by Lynx1 Capital Management LP. The address for the above referenced entity is 151 Calle de San Francisco, Suite 200, PMB 1237, San Juan, Puerto Rico 00901-1607.
(8)	Based upon information provided to the Company by the investor as of October 1, 2024, consists of: (i) 375,000 shares of Common Stock and (ii) 375,000 shares of Common Stock issuable upon the exercise of Series E common warrants. Opaleye Management Inc. and its affiliates are prohibited from exercising such Series E Common Warrants, if, as a result of such exercise, they would beneficially own more than 9.99% of the total number of shares of Common Stock then issued and outstanding immediately after giving effect to the exercise. Mr. James Silverman, as the President of Opaleye Management Inc., is deemed to control Opaleye Management Inc. The address of Opaleye Management, Inc. is One Boston Place, 26th Floor, Boston, MA 02108.
(9)	Based upon information provided to the Company by the investor as of October 2, 2024, consists of (i) 440,465 shares of Common Stock held by Ikarian Healthcare Master Fund LP; (ii) 149,822 shares of Common Stock held by Boothbay Absolute Return Strategies, LP; and (iii) 9,626 shares of Common Stock held by Boothbay Diversified Alpha Master Fund LP. Does not include: (i) an aggregate of 2,135,353 shares of Common Stock issuable upon exercise of pre-funded warrants and Series E common warrants held by Ikarian Healthcare Master Fund LP; (ii) an aggregate of 520,123 shares of Common Stock issuable upon exercise of pre-funded warrants and Series E common warrants held by Boothbay Absolute Return Strategies, LP; (iii) an aggregate of 253,294 shares of Common Stock issuable upon exercise of pre-funded warrants and Series E common warrants held by Boothbay Diversified Alpha Master Fund LP; (iv) an aggregate of 20,000 shares of Common Stock issuable upon the exercise of Series C warrants and Series D warrants held by Boothbay Absolute Return Strategies, LP; and (v) an aggregate of 10,000 shares of Common Stock issuable upon the exercise of Series C warrants and Series D warrants held by Boothbay Diversified Alpha Master Fund LP because Ikarian Healthcare Master Fund, LP and its affiliated entities are prohibited from exercising such pre-funded warrants, Series E common warrants, Series C warrants and Series D warrants, if, as a result of such exercise, they would beneficially own more than 4.99% of the total number of shares of Common Stock then issued and outstanding immediately after giving effect to the exercise. Ikarian Healthcare Master Fund, LP is managed by Ikarian Capital LLC. Boothbay Absolute Return Strategies, LP and Boothbay Diversified Alpha Master Fund LP are managed by Boothbay Fund Management LLC. Neil Shahrestani has voting or investment control over the shares held by Ikarian Healthcare Master Fund, LP, Boothbay Absolute Return Strategies, LP and Boothbay Diversified Alpha Master Fund LP. The address of the foregoing entities is c/o Ikarian Capital LLC, 100 Crescent Court, Suite 1620, Dallas, Texas 75201.
(10)	Consists of 1,014,193 shares of Common Stock issuable upon exercise of a pre-funded warrant issued to Woodforest National Bank (“Woodforest”) in May 2024 (the “May 2024 PFW”). Does not include 546,377 shares of Common Stock issuable upon exercise of the May 2024 PFW because the Woodforest is prohibited from exercising the May 2024 PFW if, as a result of such exercise, it and its affiliates would beneficially own more than 9.99% of the total number of shares of Common Stock then issued and outstanding immediately after giving effect to the exercise. Thomas Aderhold, Executive Vice President of Woodforest, has sole voting and investment control of the shares beneficially owned by Woodforest. The address of Woodforest is 1330 Lake Robbins Drive, Suite 500, The Woodlands, Texas 77380.

42  iBio, Inc.

Security Ownership of Certain Beneficial Owners and Management

Equity Compensation Plans

The following table provides information regarding the status of stock compensation plans at June 30, 2024:

Number of
Options
Available for
Future
	Number of		Issuance
	Shares of		Under
	Common		Equity
	Stock to be	Weighted-	Compensation
	Issued	Average	Plans
	Upon Exercise	Exercise Price	(excluding
	of	of	securities
	Outstanding	Outstanding	reflected in the
	Options	Options	previous columns)

Equity compensation plan approved by stockholders	912,126	$6.14	249,100
Equity compensation plans not approved by stockholders	—	—	—
Total	912,126	$6.14	249,100

Proxy Statement  43

Transactions with Related Persons, Promoters and Certain Control Persons

TRANSACTIONS

With Related Persons, Promoters and Certain Control Persons

Each of the related party transactions described below was negotiated on an arm’s length basis. We believe that the terms of such agreements are as favorable as those we could have obtained from parties not related to us. The following are summaries of certain provisions of our related party agreements and are qualified in their entirety by reference to all of the provisions of such agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all of the information that you may find useful. We therefore urge you to review the agreements in their entirety. Copies of the forms of the agreements have been filed as exhibits to our Annual Report on Form 10-K for the year ended June 30, 2024 and are available electronically on the website of the SEC at www.sec.gov.

Pursuant to its charter, our Audit Committee shall review on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “related party transactions” as required by of NYSE American Rule 4350(h). For purposes of the Audit Committee Charter, “Related Party Transactions” shall mean those transactions required to be disclosed pursuant to Regulation S-K, Item 404.

The following is a summary of transactions since July 1, 2022 to which we have been a party in which the amount involved exceeded $120,000 and in which any of our executive officers, directors, director nominees or beneficial holders of more than five percent of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements which are described under the sections of this Proxy Statement “Director Compensation for 2024 Fiscal Year” and “Executive Compensation.”

Several agreements with RubrYc Therapeutics, Inc. (“RubrYc”)

On August 23, 2021, we entered into a series of agreements with RubrYc described in more detail below:

Collaboration and License Agreement: iBio entered into a collaboration and licensing agreement (the “RTX-003 License Agreement”) with RubrYc to further develop RubrYc’s immune-oncology antibodies in its RTX-003 campaign. During the term of the RTX-003 License Agreement, RubrYc granted us an exclusive worldwide sublicensable royalty-bearing license under the patents controlled by RubrYc that cover the RTX-003 antibodies. The RTX-003 License Agreement was terminated when the Company acquired substantially all of the assets of RubrYc in September 2022, including RubrYc’s immune-oncology antibodies in its RTX-003 campaign.

Collaboration, Option and License Agreement: iBio entered into a collaboration agreement (the “Collaboration Agreement”) with RubrYc to collaborate for up to five years to discover and develop novel antibody therapeutics using RubrYc’s artificial intelligence discovery platform. In addition, RubrYc granted the Company an exclusive option to obtain a worldwide sublicensable commercial license with respect to each of the lead product candidates resulting from such collaboration programs (the “Selected Compounds”). With the exception of any obligations that survive the termination, the Collaboration, Option and License Agreement was terminated when the Company acquired substantially all of the assets of RubrYc in September 2022.

Stock Purchase Agreement: In connection with the entry into the Collaboration Agreement and RTX-003 License Agreement, iBio also entered into a Stock Purchase Agreement (“Stock Purchase Agreement”) with RubrYc whereby we purchased 1,909,563 shares of RubrYc’s Series A-2 preferred stock “Series A-2 Preferred”) for $5,000,000 and acquired an additional 954,782 shares of RubrYc’s Series A-2 Preferred. In connection with the Stock Purchase Agreement, iBio entered into the RubrYc Therapeutics, Inc. Second Amended and Restated Investors’ Rights Agreement (the “Investors’ Rights Agreement”), RubrYc Therapeutics, Inc. Second Amended and Restated Voting Agreement (the “Voting Agreement”) and the RubrYc Therapeutics, Inc. Second Amended and Restated Right of First Refusal and Co-Sale Agreement (the “Right of First Refusal and Co-Sale Agreement”).

The rights, preferences of and privileges of the RubrYc Series A-2 Preferred Stock (“Series A-2 Preferred”) are set forth in the Third Amended and Restated Certificate of Incorporation of RubrYc Therapeutics, Inc. (the “Amended RubrYc COI”), and include a preferential eight percent (8%) dividend, senior rights on liquidation, the right to elect a Series A-2 Preferred director for as long as we hold at least 1,500,000 shares of RubrYc stock, the right to vote on an as-

44  iBio, Inc.

Transactions with Related Persons, Promoters and Certain Control Persons converted basis, certain anti-dilution and other protective provisions, the right to convert the Series A-2 Preferred into shares of RubrYc common stock at our option, and mandatory conversion of the Series A-2 Preferred into shares of RubrYc common stock upon (a) the closing of a firm-commitment underwritten public offering to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended, for shares of RubrYc common stock at a per share price of at least five (5) times the Series A-2 Original Issue Price (as defined in the Amended RubrYc COI) and resulting in at least $30,000,000 of gross proceeds to RubrYc or (b) such other date, time or event, specified by vote or written consent of the majority of the aggregate voting power, on an as-converted basis, of the RubrYc Series A preferred stock (“Series A Preferred” and together with the Series A-2 Preferred, the “Senior Preferred Stock”) and Series A-2 Preferred. The Right of First Refusal and Co-Sale Agreement gives RubrYc the right of first refusal on stock sales by key holders, generally defined as founders, and a second right of first refusal and a co-sale right to specified other investors, including certain holders of Senior Preferred Stock and the Company.

The Investors’ Rights Agreement provides the holders of Senior Preferred Stock with, among things: (i) demand registration rights, under specified circumstances; (ii) piggyback registration rights in the event of a company registered offering; (iii) lock-up and market-standoff obligations following a registered underwritten public offering; (iv) preemptive rights on company offered securities; and (v) additional protective covenants that require the approval at least two of the three directors elected by the holders of the Senior Preferred Stock.

Pursuant to the Voting Agreement, certain RubrYc stockholders are contractually obligated to, among other things, vote for and maintain the authorized number of directors at five members, one of which the Company has the contractual right to elect subject to the conditions set forth above.

Purchase Agreement: On September 16, 2022, iBio entered into an asset purchase agreement (the “Purchase Agreement”) with RubrYc in order to acquire substantially all of its assets, including the AI Drug Discovery Platform, RTX-003 (IBIO-101), all Selected Compounds, three additional immune-oncology candidates, a PD-1 agonist, in addition to lab and technology equipment. On September 19, 2022, in connection with the closing of the acquisition, the Company entered into a termination agreement (the “Termination Agreement”) with RubrYc in order terminate the RTX-003 License Agreement and the Collaboration Agreement, which terminated any and all future milestone payments or royalty obligations we had under those agreements. Under the terms of the Purchase Agreement, upon closing of the acquisition, the Company made an upfront payment of approximately $1,000,000 by issuing 102,354 (post reverse split effected in October 2022) shares of our Common Stock to RubrYc. RubrYc is also eligible to receive up to $5,000,000 in development milestone over the period of five years from the date of the Purchase Agreement, which can be paid in shares of our Common Stock or cash, at our sole discretion. In addition, we had advanced RubrYc $484,000 to support their operation costs during the negotiation period and incurred transaction costs totaling $208,000, which were also capitalized as part of the assets acquired. The assets acquired include the patented AI drug discovery platform, all rights with no future milestone payments or royalty obligations, to IBIO-101 (RTX-003), in addition to CCR8, EGFRvIII, MUC16, CD3 and one additional immuno-oncology candidate plus a PD-1 agonist. The Purchase Agreement contained representations, warranties and covenants of RubrYc and the Company. The acquisition closed on September 19, 2022 after receipt of approval of the NYSE American.

Side Letter with Lynx1 Capital Management LP

In connection with the March private placement transaction, the Company entered into the Letter Agreement with Lynx1. Subject to the terms of the Letter Agreement, Lynx1 is entitled to nominate one individual to serve as a director on the Company’s Board of Directors for one three-year term commencing with our 2024 Annual Meeting. Accordingly, Lynx1 has nominated Antonio Parada for election as Class I director at the 2024 Annual Meeting.

Review, Approval and Ratification of Transactions with Related Persons

The general policy of iBio and our Audit Committee is that all material transactions with a related-party and agreements with related parties, as well as all material transactions in which there is an actual, or in some cases, perceived, conflict of interest, will be subject to prior review and approval by our Audit Committee and its independent members, which will determine whether such transactions or proposals are fair and reasonable to our Company and our stockholders. In general, potential related-party transactions will be identified by our management and discussed with our Audit Committee at our Audit Committee’s meetings. Detailed proposals, including, where applicable, financial and legal analyses, alternatives and management recommendations, will be provided to our Audit Committee with respect to each issue under consideration and decisions will be made by our Audit Committee with respect to the foregoing related-party transactions after opportunity for discussion and review of materials. When applicable, our Audit Committee will request further information and, from time to time, will request guidance or confirmation from internal or external counsel or auditors. Our policies and procedures regarding related-party

Proxy Statement  45

Transactions with Related Persons, Promoters and Certain Control Persons transactions are set forth in our Audit Committee Charter and Code of Business Conduct and Ethics, both of which are publicly available on our website at www.ibioinc.com under the heading “Investors—Corporate Governance.”

Policies and Procedures for Related Person Transactions

The policy we have implemented is that our Board of Directors is to review with management and our independent registered public accounting firm any related party transactions brought to the board’s attention which could reasonably be expected to have a material impact on our financial statements. The Company’s practice is for management to present to the Board of Directors each proposed related party transaction, including all relevant facts and circumstances relating thereto, and to update the Board of Directors as to any material changes to any approved related party transaction. In connection with this requirement, each of the transactions or relationships disclosed herein were disclosed to and approved by our Board of Directors. In addition, transactions involving our directors and their affiliated entities were disclosed and reviewed by our Board of Directors in its assessment of our directors’ independence requirements.

46  iBio, Inc.

Additional Information About these Proxy Materials and Voting

ADDITIONAL INFORMATION

About these Proxy Materials and Voting

We are providing you with these proxy materials because the Board of Directors, is soliciting your proxy to vote at the 2024 Annual Meeting to be held on November 21, 2024, beginning at 1:00 p.m., Pacific Time including at any postponement or adjournment thereof. The purpose of the 2024 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2024 Annual Meeting.

Q:	Why am I receiving these materials?

A:

We have sent you these proxy materials because the Board of Directors of iBio is soliciting your proxy to vote at the 2024 Annual Meeting, including at any postponements or adjournments of the 2024 Annual Meeting.

Q:	Who can vote at the 2024 Annual Meeting?

A:

Only stockholders of record at the close of business on October 9, 2024, or the Record Date, will be entitled to vote at the 2024 Annual Meeting. On the Record Date, there were 9,137,895 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on October 9, 2024 your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may directly vote your shares or submit a proxy to have your shares voted. We urge you to fill out and return the enclosed proxy card or submit a proxy via the internet or by telephone as instructed herein to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on October 9, 2024 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2024 Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock.

Beneficial owners who wish to attend the 2024 Annual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com.

Q:	What information is contained in the Proxy Statement?

A:

The information included in this proxy statement relates to the proposals to be considered and voted on at the 2024 Annual Meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Proxy Statement  47

Additional Information About these Proxy Materials and Voting

Q:	Who can help answer my questions?

A:

If you have any questions about the 2024 Annual Meeting or how to vote, submit a proxy or revoke your proxy, or you need additional copies of this Proxy Statement or voting materials, you can contact our Corporate Secretary, iBio, Inc., 11750 Sorrento Valley Road, Suite 200, San Diego, California 92121, or by phone (979) 446-0027.

Q:	How do I get electronic access to the proxy materials?

A:	This Proxy Statement and the 2024 Annual Report are available at https://ir.ibioinc.com.

Q:	What items of business will be considered and voted on at the 2024 Annual Meeting?

A:

The business scheduled to be considered and voted on at the 2024 Annual Meeting are: (1) the election of our three (3) nominees named herein as Class I directors; (2) the ratification of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending on June 30, 2025; and (3) the approval, on an advisory, non-binding basis, of the compensation of our named executive officers.

Q:	How does the Board of Directors recommend that I vote?

A:

For the reasons described under each Proposal, the Board of Directors recommends that you vote (1) FOR each of the three (3) Class I director nominees named herein for election to the Board of Directors; (2) FOR the Auditor Ratification Proposal; and (3) FOR the Say-on-Pay Proposal.

Q:	What is a quorum and why is it necessary?

A:

Conducting business at the 2024 Annual Meeting requires a quorum.

A quorum will be present if stockholders holding at least one third of the issued and outstanding shares entitled to vote at the close of business on October 9, 2024 are present at the 2024 Annual Meeting in person, present by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion, or represented by proxy. Abstentions are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the 2024 Annual Meeting. If you are a beneficial owner whose shares are held by a broker, bank or other nominee, you must instruct the broker, bank or nominee how to vote your shares. If you do not provide voting instructions, your broker may register your shares as being present at the 2024 Annual Meeting for purposes of determining the presence of a quorum, but the shares will not be voted on proposals on which brokers do not have discretionary authority. This is called a “broker non-vote.” Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the stockholders present or represented at the 2024 Annual Meeting and entitled to vote may adjourn the meeting to another date or if no stockholder is present any officer entitled to preside at or act as secretary of the meeting may adjourn the meeting to another date.

48  iBio, Inc.

Additional Information About these Proxy Materials and Voting

Q:	What is the voting requirement to approve each of the proposals?

A:	If a quorum is present or represented by proxy at the 2024 Annual Meeting, the vote required to approve each of the proposals is as follows:

PROPOSAL	VOTE REQUIRED FOR APPROVAL	EFFECT OF ABSTENTIONS (or the withholding of authority)	Impact of Broker Non-Votes

Proposal 1: Election of three (3) Class I directors	Plurality - the three (3) director nominees who receive the most “FOR” votes will be elected to serve as a Class 1 director	No effect	No effect

Proposal 2: Ratification of the appointment of independent auditor	The affirmative vote of the holders of shares of stock having a majority of the votes cast by the holders of all shares of stock present or represented and voting on that proposal	No effect	Not applicable-There are not expected to be any.
Proposal 3: Advisory approval of the compensation of iBio’s named executive officers	The affirmative vote of the holders of shares of stock having a majority of the votes cast by the holders of all shares of stock present or represented and voting on that proposal	No effect	No effect

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters. The only routine matter to be submitted to our stockholders at the 2024 Annual Meeting is the Auditor Ratification Proposal. If you do not direct your broker how to vote on the Auditor Ratification Proposal, your broker may exercise discretion and may vote your shares on such proposal in its discretion. None of our other proposals are routine matters. Accordingly, if you do not direct your broker how to vote for a director in the Director Proposal and the Say-on-Pay Proposal, your broker may not exercise discretion and may not vote your shares on such proposals.

We encourage you to vote FOR each of the Class I director nominees named in the Election of Directors Proposal and FOR each of the Auditor Ratification Proposal and FOR the Say-on-Pay Proposal.

Q:	What shares can I vote?

A:

You may vote or cause to be voted all shares owned by you as of the close of business on October 9, 2024, the Record Date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	How may I vote?

A:

You may either vote FOR each of the three (3) nominees to the Board of Directors or you may WITHHOLD your vote for any nominee you specify. You may not cumulate your votes in the Election of Directors Proposal. With respect to each of the other proposals, you may vote FOR, AGAINST, or ABSTAIN.

The procedures for voting are fairly simple:

Proxy Statement  49

Additional Information About these Proxy Materials and Voting

STOCKHOLDER OF RECORD: SHARES REGISTERED IN YOUR NAME

If you are a stockholder of record, you may have your shares voted by proxy. We urge you to have your shares voted by proxy to ensure your vote is counted.

●     To have your shares voted using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2024 Annual Meeting, the proxyholder will vote your shares as you direct.

●     To have your shares voted through the internet follow the instructions on the enclosed proxy card (https://www.cstproxyvote.com) to complete an electronic proxy card. You will be asked to provide the Company number and control number from the enclosed proxy card. Your internet vote must be received by 11:59 p.m. Eastern Time on November 20, 2024 to be counted.

●     To have your shares voted through the telephone dial the toll-free number on the enclosed proxy card (866-894-0536) using a touch-tone phone and follow the recorded instructions. You will be asked to provide the Company number and control number from the enclosed proxy card. Your telephone vote must be received by 11:59 p.m. Eastern Time on November 20, 2024 to be counted.

●     You or your proxyholder will be able to attend and vote at the 2024 Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received a voting instruction form with these proxy materials from that organization rather than from iBio. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy form. Internet and telephone voting may be available to beneficial owners. Please refer to the voting instruction form provided by your broker, bank or other nominee.

Q:	How many votes do I have?

A:	On each matter to be voted upon, you have one vote for each share of Common Stock you own as of the close of business on October 9, 2024, the Record Date.

Q:	What happens if I do not vote?

A:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote at the 2024 Annual Meeting or by completing your proxy card or submitting your proxy via the internet or by telephone, your shares will not be voted.

BENEFICIAL OWNER: SHARES REGISTERED IN THE NAME OF BROKER OR BANK

If you are a beneficial owner and do not instruct your broker, bank, or other nominee how to vote your shares, the question of whether your broker will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholder, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation (say-on-pay) and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. We believe that Proposals 1 and 3 will be treated by the NYSE as non-routine matters and Proposal 2 will be treated by the NYSE as a routine matter. Accordingly, your broker may register your shares as being present at the 2024 Annual Meeting for purposes of determining the presence of a quorum, but not vote your shares on Proposals 1 and 3 without your instructions (referred to as broker non-votes), but may vote your shares on Proposal 2 even in the absence of your instruction. This belief is based on preliminary guidance from the NYSE and may be incorrect or change before the 2024 Annual Meeting.

50  iBio, Inc.

Additional Information About these Proxy Materials and Voting

Q:	What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:

If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, (1) FOR each of the three (3) nominees for Class I director named herein; (2) FOR the Auditor Ratification Proposal; and (3) FOR the Say-on-Pay Proposal.

Q:	Can I change my vote or revoke my proxy?

A:

You may change your vote or revoke your proxy at any time before the final vote at the 2024 Annual Meeting. To change how your shares are voted or to revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at iBio, Inc., 11750 Sorrento Valley Road, Suite 200, San Diego, California 92121; (2) submit a later-dated proxy by mail, via internet or by telephone, subject to the voting deadlines that are described on the proxy card; or (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date. You may also revoke your proxy by attending the 2024 Annual Meeting and voting at the meeting. Attendance at the 2024 Annual Meeting alone will not revoke your proxy.

For shares you hold beneficially, you may change your vote by following the instructions provided by your broker, bank or nominee.

Q:	What does it mean if I receive more than one proxy statement?

A:

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, please submit your proxy for each set of proxy materials via the internet, telephone or by signing, dating, and returning the enclosed proxy card and/or voting instruction card in the enclosed envelope.

Q:	Where can I find the voting results of the 2024 Annual Meeting?

A:

We intend to announce preliminary voting results at the 2024 Annual Meeting and publish final results in a Current Report on Form 8-K, which will be filed within four (4) business days of the 2024 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2024 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:	What happens if additional matters are presented at the 2024 Annual Meeting?

A:

Other than the three (3) items of business described in this proxy statement, we are not aware of any other business to be acted upon at the 2024 Annual Meeting. If you grant a proxy, the persons named as proxy holders, Martin Brenner, our Chief Executive Officer and Felipe Duran our Chief Financial Officer, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2024 Annual Meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the Board of Directors.

Q:	Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

Proxy Statement  51

Additional Information About these Proxy Materials and Voting

Q:	Is my vote confidential?

A:

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within iBio or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the 2024 Annual Meeting?

A:

The Board of Directors is making this solicitation on behalf of iBio, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in so doing. Please contact our Corporate Secretary in writing at iBio, Inc., 11750 Sorrento Valley Road, Suite 200, San Diego, California 92121 with any questions you may have regarding our proposals.

52  iBio, Inc.

Annual Report on Form 10-K

ANNUAL REPORT ON

Form 10-K

iBio’s 2024 Annual Report is being made available to stockholders concurrently with this proxy statement at https://www.cstproxyvote.com. Copies of the 2024 Annual Report and any amendments thereto, as filed with the SEC, may be obtained without charge by writing to iBio, Inc., 11750 Sorrento Valley Road, Suite 200, San Diego, California 92121, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.ibioinc.com.

Proxy Statement  53

Notice Regarding Delivery of Stockholder Documents (“Householding” Information)

NOTICE REGARDING DELIVERY OF

Stockholder Documents (“Householding” Information)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more iBio stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this proxy statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: iBio, Inc., Attention: Corporate Secretary, 11750 Sorrento Valley Road, Suite 200, San Diego, California 92121 or call us at (979) 446-0027. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

54  iBio, Inc.

Stockholder Proposals for the 2025 Annual Meeting

STOCKHOLDER PROPOSALS

For the 2025 Annual Meeting

Stockholder proposals intended to be included in the Company’s proxy statement relating to the 2025 Annual Meeting must comply with SEC Rule 14a-8 which requires that the notice be received at the Company’s principal executive office not less than 120 calendar days before the one-year anniversary date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting, and accordingly must be received in writing by the Company at its principal executive office at the address set forth above no later than June 12, 2025.

Stockholders who wish to nominate candidates for election to the Board of Directors at the next annual meeting or to bring any other proposals before the next annual meeting (that is not to be included in next year’s proxy materials) may do so by delivering the notice required by our second amended and restated bylaws to the Secretary at 11750 Sorrento Valley Road, Suite 200, San Diego, California 92121, not later than 90th day nor earlier than 120th days before the first anniversary of the date we first mail our proxy materials or notice of availability of proxy materials for the preceding year’s annual meeting; however, if the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, we must receive the notice not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made. In addition, the stockholder must comply with the requirements set forth in our second amended and restated bylaws and the stockholder’s notice must set forth the information required by our second amended and restated bylaws with respect to each stockholder making the proposal or nomination and each proposal or nomination that such stockholder intends to present at the 2025 Annual Meeting. The anniversary of the date we first mail our proxy materials for this year’s annual meeting will be October 10, 2025. Thus, a stockholder notice must be received by the Company no later than July 12, 2025, and no earlier than June 12, 2025. If the date of the 2025 Annual Meeting is advanced by more than 20 days, or delayed by more than 60 days from November 21, 2025, these dates may change.

In addition, to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2025 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 22, 2025.

Proxy Statement  55

Other Matters

OTHER

Matters

As of the date of this Proxy Statement, the Board of Directors of iBio knows of no other matters to be presented for stockholder action at the 2024 Annual Meeting. However, if any other matter is properly brought before the 2024 Annual Meeting for action by the stockholders, proxies in the enclosed form returned to iBio will be voted in accordance with the discretion of the proxyholders.

By order of the Board of Directors,

/s/ William D. Clark
William D. Clark
Chairman of the Board

San Diego, California
October 10, 2024

56  iBio, Inc.

2024 iBio, Inc. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  1. Election of Directors Nominees: 01) Evert Schimmelpennink 02) António Parada 03) David Arkowitz The Board of Directors recommends you vote FOR proposals 2 and 3. Signature__________________________________Signature, if held jointly_________________________________ Date__________, 2024 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Please mark your votes like this X FOR AGAINST ABSTAIN INTERNET – https://www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. PHONE – 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the instructions to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on November 20, 2024. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet or Telephone - QUICK  EASY PROXY The Board of Directors recommends you vote FOR the election of each of the following: 192334 iBio, Inc. Proxy Card Rev1 Front CONTROL NUMBER FOR ALL WITHHOLD ALL FOR ALL EXCEPT To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominees on the line below. ________________________________________________________ 2. To ratify the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for our fiscal year ending on June 30, 2025. 3. To approve, on an advisory, non-binding basis, the compensation of our named executive officers (“say-on-pay”). NOTE: IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, DATED OCTOBER 10, 2024. NOTE: ATTENDANCE OF THE UNDERSIGNED AT THE 2024 ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED SPECIFICALLY REVOKES THIS PROXY BEFORE IT IS EXERCISED. FOR AGAINST ABSTAIN

2024  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K for the year ended June 30, 2024 are available at https://ir.ibioinc.com. iBio, Inc. PROXY The undersigned stockholder hereby appoints Martin Brenner and Felipe Duran, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of iBio, Inc. that the undersigned is entitled to vote at the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) to be held at 1:00 p.m., Pacific Time, on November 21, 2024 at the Company’s offices located at 11750 Sorrento Valley Road, Suite 200, San Diego, California 92121. The purpose of the 2024 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2024 Annual Meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. Continued and to be signed on reverse side 192334 iBio, Inc. Proxy Card Rev1 Back 2024 ANNUAL MEETING OF STOCKHOLDERS NOVEMBER 21, 2024 1:00 P.M. PACIFIC TIME THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS